[LOGO] FIRSTHAND(R)


                                   [GRAPHIC]




                                                     FIRSTHAND FUNDS
                                                  SEMI-ANNUAL REPORT
                                                       JUNE 30, 2001
                                                         (unaudited)

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                                 FIRSTHAND FUNDS




                       Semi-Annual Report to Shareholders
                                  June 30, 2001
                                   (unaudited)

PERFORMANCE SUMMARY


PERIOD RETURNS (AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/01)

FUND          Q2'01      YTD       1-YEAR      3-YEAR     5-YEAR
              TOTAL*    TOTAL*
-----------------------------------------------------------------
TVFQX        13.43%    -34.00%     -52.98%     24.92%     21.38%
TLFQX         9.47%    -29.64%     -55.43%     23.19%      -
TIFQX        23.64%    -27.19%     -64.19%     27.00%      -
TCFQX        -9.73%    -49.65%     -73.89%       -         -
TEFQX        23.84%    -43.59%     -74.03%       -         -
GTFQX        -2.65%    -37.14%       -           -         -
DJIA          6.73%     -1.86%       2.14%      7.19%     15.15%
S&P 500       5.85%     -6.70%     -14.83%      3.89%     14.46%
NASDAQ       17.49%    -12.42%     -45.39%      4.76%     13.10%

RETURNS SINCE COMMENCEMENT (AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/01)

FUND               AVERAGE ANNUAL
(COMMENCEMENT DATE)    RETURN       DJIA      S&P 500    NASDAQ
-----------------------------------------------------------------
TVFQX                  32.41%       17.82%     16.97%    16.92%
(5/20/94**)
TLFQX                  28.15%        9.53%      7.98%     8.72%
(12/10/97)
TIFQX                  29.91%        6.58%      4.52%     5.47%
(5/20/98)
TCFQX                 -38.23%        2.48%     -1.48%   -12.61%
(9/30/99)
TEFQX                 -42.76%        2.48%     -1.48%   -12.61%
(9/30/99)
GTFQX*                -44.80%       -0.22%    -14.00%   -41.05%
(9/29/00)

 * NOT ANNUALIZED.
** TVFQX COMMENCED OPERATIONS ON MAY 20, 1994; THE SEC EFFECTIVE DATE FOR TVFQX
   IS DECEMBER 15, 1994. TVFQX AVERAGE ANNUAL TOTAL RETURN SINCE EFFECTIVE DATE IS 32.34%.

RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND INCLUDE ALL FUND EXPENSES BUT DO NOT REFLECT THE IMPACT OF TAXES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE "RELATIVE PERFORMANCE" CHARTS ON THE FOLLOWING PAGES ASSUME AN INITIAL INVESTMENT OF $10,000 AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND INCLUDE ALL FUND EXPENSES. THE HYPOTHETICAL CHARTS DO NOT REFLECT THE EFFECT OF TAXES.

FOR INDEX DEFINITIONS, SEE THE INSIDE BACK COVER.

CONTENTS

      PRESIDENT'S LETTER                                                    6

      PERFORMANCE AND PORTFOLIO DISCUSSIONS
         Technology Value Fund(R)                                          11
         Technology Leaders Fund                                           13
         Technology Innovators Fund                                        15
         The Communications Fund(TM)                                       17
         The e-Commerce Fund(TM)                                           19
         Global Technology Fund                                            21

      FINANCIAL STATEMENTS
         Portfolio of Investments
              Technology Value Fund                                        24
              Technology Leaders Fund                                      27
              Technology Innovators Fund                                   29
              The Communications Fund                                      32
              The e-Commerce Fund                                          34
              Global Technology Fund                                       36
         Statements of Assets and Liabilities                              38
         Statements of Operations                                          40
         Statements of Changes in Net Assets                               42
         Financial Highlights
              Technology Value Fund                                        48
              Technology Leaders Fund                                      49
              Technology Innovators Fund                                   50
              The Communications Fund                                      51
              The e-Commerce Fund                                          52
              Global Technology Fund                                       53
         Notes to Financial Statements                                     54


                                        3
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                               President's Letter

[PHOTO]

Dear Fellow Shareholders,

Technology stocks continued their slide in the first half of 2001. More bad earnings news snuffed out brief rallies in January and mid April/early May. All of our Funds underperformed the broad market and their respective peer groups during the period. Even our more diversified technology Funds (Technology Value Fund, Technology Leaders Fund, and Technology Innovators Fund), which had outperformed the Nasdaq Composite Index last year, struggled over the past six months.

It is said that when things are going well, no explanation is necessary, and when things are going poorly, no explanation is sufficient. We believe an explanation is in order, and we hope you will appreciate just how difficult it has been to manage assets in this brutal technology bear market.

A PAINFUL ECONOMICS LESSON
As technology stocks soared in the fourth quarter of 1999 and in the first two months of 2000, people on Wall Street, on Main Street, and even in the executive offices of leading technology firms seemed to lose sight of the fact that the health of any company, in any sector, is directly tied to the demand for its products. Demand for technology products and services began to slow sharply in 2000 as a result of the cooling economy and the fact that much of the earlier demand for technology products and services was fueled by the exuberance of the capital markets rather than real customer demand.

For example, communications equipment suppliers suffered doubly, from both the reduced capital spending on the part of established telecommunications companies and the serious financial difficulties of young telecom companies, which had become some of their fastest-growing customers. Essentially, the upstarts were engaged in a race for size, spending money provided by the debt and equity markets, rather than from internally generated cash flow. Consequently, when the capital markets pulled the plug on the telecommunications industry and weaker companies began to fail, demand for communications technology products and services evaporated.

Beginning in early March 2000, deteriorating company fundamentals collided with excessive valuations, igniting a technology bear market that, in magnitude, rivals the Crash of 1929.

NOWHERE TO RUN, NOWHERE TO HIDE
For technology fund portfolio managers, there was nowhere to run and eventually, nowhere to hide. At Firsthand Funds, we were mindful of high valuations, recognized that technology was still a cyclical sector, and anticipated extreme volatility. With portfolios concentrated in technology industries benefiting from the most powerful growth trends and in companies that we felt had the best competitive positions in these industries, we hoped we could weather the storm. Unfortunately, even last year's survivors, primarily communications and software stocks, were dragged down in the first half of 2001. The end result is that over the last six months, our Funds' performance was extremely disappointing.

Is there anything we could have done differently to avoid the poor performance over the past six months? Certainly. I believe our greatest misstep this year was underestimating the impact of failing dot-coms on peripheral industries. Going into this correction we had stated that we did not invest in dot-coms, rather we invested in the companies providing Internet infrastructure. In hindsight, we can now see that unprofitable dot-coms represented a much larger percentage of industry demand than we had anticipated. When these companies started failing by the dozen, the impact on even the strongest companies, such as Sun Microsystems and Cisco Systems, was significant.

WHERE DO WE GO FROM HERE?
We believe three things are necessary for technology stocks to undergo a sustained recovery--liquidity, more favorable investor sentiment, and improved fundamentals. The first two may already be in place--there appears to be plenty of money sitting on the sidelines in the form of cash and defensive investments in the equity and fixed income markets. Second, investor sentiment toward technology stocks is gradually improving as evidenced by the fact that lately the market has been rewarding the technology companies that report good news.

However, at this time there is little evidence of widespread fundamental improvement. We are very close to leading technology companies here in Silicon Valley and in other technology hotbeds. We carefully monitor their activities and speak regularly with their customers and competitors all over the country and around the world. Some companies have begun to offer rays of hope: Intel and Motorola have said they expect to see seasonal upticks in demand. But it's early. This could still be a head fake.

One thing we can be certain about is that recessions and bear markets eventually end. Companies can only be as healthy as their customers, so it seems reasonable to believe that when the economy regains momentum, technology companies' fundamentals will improve along with the financial health of their customers. Furthermore, it is our belief that the world continues to be on a path toward greater use of technology, not less; the prospects for productivity enhancement should continue to propel the adoption of new technologies for the foreseeable future.

IN THE INTERIM
For now, we will be doing what we have always done, working diligently to identify those technology industries that we believe have the best long-term growth potential and the individual companies best positioned to benefit from this growth. Rather than getting wrapped up in trying to predict what will happen next quarter, we are focusing our resources on trying to identify which technology companies will be the big winners three to five years from now.

We have been using this downturn as an opportunity to build on our current capabilities. We are adding to our research staff, thus enabling us to intensify our efforts to identify the long-term winners throughout the technology sector. We believe this will help us maintain our competitive edge.

FINAL THOUGHTS
Is technology still a growth sector? Our answer is a resounding YES.

Are technology stock valuations now quite attractive relative to long-term growth prospects? Again, our response is strongly affirmative.

We expect technology companies' operating results will be mixed through early 2002. But we believe that five years from now, these results will be data points on a chart showing a strong growth trend. However, while we believe the technology sector will come back, many individual companies will not. In times like these, company selection is critical. We feel we are better qualified than most to differentiate between the technology companies that will come back strong and those that will remain down for the count.

In closing, on behalf of all of us at Firsthand, I thank you for your loyalty during these trying times and for your confidence in our abilities. We believe there are better days ahead and that our Funds will participate fully in the technology stock revival.

Sincerely,


/s/ Kevin Landis

Kevin Landis

President and Chief Executive Officer

                     Performance and Portfolio Discussions



                             Technology Value Fund


                             Technology Leaders Fund


                           Technology Innovators Fund


                             The Communications Fund


                               The e-Commerce Fund


                             Global Technology Fund

TECHNOLOGY VALUE FUND
PERFORMANCE AND PORTFOLIO DISCUSSION

In the first half of 2001, Technology Value Fund declined 34.00%, versus 12.42% and 22.01% losses for the Nasdaq Composite Index and the Lipper Science and Technology Fund Index, respectively. The Fund's returns were enhanced by investments in the software industry and hurt by its semiconductor holdings.

During the first six months of 2001, communications-related stocks slumped badly. Among our largest holdings, Corning (GLW), Applied Micro Circuits (AMCC), TranSwitch (TXCC), and CIENA (CIEN) performed poorly as a result. We remain invested in these companies, as their long-term outlook appears to be positive.

Technology Value Fund focuses on undiscovered and/or unloved technology stocks trading at valuations we believe do not adequately reflect long-term growth potential. Historically, some of our most rewarding long-term investments have come from "turnaround situations"--companies that have overcome temporary problems to exceed expectations. We believe the following two portfolio companies are well-positioned to post impressive turnarounds of their own.

PeopleSoft (PSFT) was a positive performer for the semi-annual period. The company originated as a provider of human resources-oriented business application software. When the company's products became technologically stale and spending on human resources software slowed, PeopleSoft's stock was hit hard. PeopleSoft responded by completely rewriting its software and broadening its product line to include many other business applications. Despite its troubles, PeopleSoft maintains one of the largest installed customer bases in its niche. In the future, we feel the company should be able to leverage operating results by selling quality products to existing and potential clients.

Another Technology Value Fund holding, Legato Systems (LGTO), saw its stock price more than double during the six-month


RELATIVE PERFORMANCE:
         TECHNOLOGY VALUE FUND VS. MARKET INDICES

[CHART]

                                          COMMENCEMENT DATE MAY 20, '94

                       TVFQX         NASDAQ         DJIA        S&P 500
                       $9,190        $9,706        $9,666        $9,768
                       $9,430        $9,929       $10,045       $10,088
                      $10,510       $10,527       $10,489       $10,502
                      $11,200       $10,510       $10,320       $10,246
                      $12,170       $10,690       $10,504       $10,475
                      $11,830       $10,316       $10,094       $10,094
Dec '94               $12,530       $10,339       $10,372       $10,244
                      $12,412       $10,386       $10,407       $10,509
                      $13,215       $10,926       $10,905       $10,919
                      $13,333       $11,260       $11,325       $11,241
                      $14,436       $11,634       $11,778       $11,572
                      $14,543       $11,930       $12,217       $12,034
                      $15,742       $12,890       $12,487       $12,314
                      $17,980       $13,832       $12,913       $12,722
                      $19,212       $14,103       $12,691       $12,754
                      $20,679       $14,435       $13,206       $13,293
                      $20,047       $14,335       $13,122       $13,245
                      $20,294       $14,663       $14,053       $13,827
Dec '95               $20,194       $14,577       $14,194       $14,093
                      $20,063       $14,687       $14,976       $14,573
                      $21,454       $15,255       $15,274       $14,708
                      $21,585       $15,273       $15,581       $14,849
                      $26,984       $16,513       $15,539       $15,068
                      $30,751       $17,251       $15,801       $15,457
                      $27,970       $16,444       $15,855       $15,516
                      $26,316       $14,997       $15,519       $14,830
                      $27,400       $15,845       $15,817       $15,143
                      $30,291       $17,035       $16,594       $15,996
                      $29,251       $16,962       $17,023       $16,437
                      $32,786       $17,952       $18,470       $17,679
Dec '96               $32,422       $17,934       $18,293       $17,329
                      $34,915       $19,170       $19,337       $18,411
                      $31,886       $18,189       $19,579       $18,556
                      $29,438       $16,980       $18,771       $17,793
                      $31,039       $17,532       $19,998       $18,856
                      $38,053       $19,484       $20,972       $20,004
                      $38,713       $20,075       $21,974       $20,900
                      $43,857       $22,195       $23,565       $22,563
                      $42,281       $22,110       $21,898       $21,299
                      $42,466       $23,487       $22,855       $22,465
                      $38,142       $22,211       $21,418       $21,715
                      $37,311       $22,316       $22,576       $22,720
Dec '97               $34,519       $21,907       $22,854       $23,110
                      $35,791       $22,591       $22,857       $23,366
                      $39,036       $24,700       $24,769       $25,051
                      $39,897       $25,609       $25,538       $26,334
                      $42,666       $26,074       $26,314       $26,599
                      $36,995       $24,832       $25,902       $26,142
                      $37,802       $26,459       $26,085       $27,204
                      $35,020       $26,154       $25,897       $26,914
                      $26,385       $20,949       $22,037       $23,023
                      $33,020       $24,768       $25,166       $26,490
                      $38,199       $27,268       $26,771       $28,096
                      $42,703       $30,681       $26,997       $29,715
Dec '98               $49,007       $35,067       $27,528       $30,958
                      $43,577       $32,027       $27,441       $29,995
                      $48,398       $34,468       $28,895       $31,196
                      $56,094       $35,616       $31,868       $32,404
                      $61,961       $34,612       $31,262       $31,638
                      $71,246       $37,645       $32,517       $33,393
                      $75,379       $36,985       $31,599       $32,350
                      $80,703       $38,408       $32,190       $32,189
                      $81,114       $38,513       $30,766       $31,307
                      $86,650       $41,609       $31,952       $33,288
                      $98,756       $46,806       $32,454       $33,966
                     $124,009       $57,105       $34,341       $35,966
Dec '99              $132,435       $55,300       $32,694       $34,159
                     $185,904       $65,923       $30,323       $33,513
                     $174,547       $64,194       $32,743       $36,791
                     $155,406       $54,202       $32,196       $35,685
                     $137,967       $47,755       $31,628       $34,952
                     $156,722       $55,700       $31,440       $35,814
                     $144,926       $52,908       $31,683       $35,254
                     $179,874       $59,089       $33,846       $37,444
                     $168,229       $51,603       $32,183       $35,467
                     $149,173       $47,348       $33,171       $35,317
                     $104,486       $36,512       $31,564       $32,533
Dec '00              $111,642       $34,731       $32,719       $32,692
                     $127,277       $38,984       $33,054       $33,852
                      $78,553       $30,261       $31,936       $30,765
                      $64,960       $25,889       $30,087       $28,816
                      $78,779       $29,776       $32,724       $31,055
                      $74,888       $29,704       $33,345       $31,263
Jun '01               $73,687       $30,418       $32,112       $30,503

TECHNOLOGY VALUE FUND HOLDINGS BY INDUSTRY*

[CHART]

Net Cash                   23.2%
Software                   22.6%
Semiconductors             12.6%
Photonics                   9.4%
Networking                  7.6%
Comm Equip                  7.2%
Semi Equip                  5.9%
Peripherals                 2.8%
Computers                   2.4%
Other Electronics           2.3%
Medical                     2.2%
Services                    1.8%

* BASED ON PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2001


period, rebounding from earlier troubles. Legato is a leading provider of software that enables corporate information technology departments to effectively manage storage of digital data across enterprise-wide networks. Over the past 12 months, Legato's stock has been hurt by both the slump in information technology spending and management issues. We believe these issues have been resolved, and when the economy recovers and information technology spending rebounds, we believe Legato's operating results should be impressive.

Sometimes technology stocks are cheap not because of operating problems, but because change unnerves investors. For instance, Cabletron Systems was split into four independent operating companies last year. Cabletron became a holding company for these four companies, including Riverstone Networks (RSTN), a metro-access communications equipment company that, despite the well-publicized problems of upstart telecom service providers, has been quite successful. Riverstone is now publicly traded and the stock has performed well. However, it had been cheaper to own via the Cabletron parent that retained 85 percent ownership of Riverstone until August 6, when Cabletron completed its reorganization and changed its name to Enterasys Networks (ETS). Cabletron, one of the Fund's top performers for the first six months of 2001, returned 51.70% over the semi-annual period.

In managing Technology Value Fund, we are very valuation sensitive. Our primary focus is on valuation relative to long-term growth prospects, but we are cognizant of short-term fundamentals as well, particularly in difficult markets for technology stocks. We believe the long-term outlook for technology is bright. However, we can't predict precisely when technology industry fundamentals will improve. Consequently, we have been inclined to take profits when we have seen valuations get over-inflated and have temporarily built a larger-than-normal cash position in the Fund. In the future, we expect to put these cash reserves to work as technology sector fundamentals improve.

TECHNOLOGY LEADERS FUND
PERFORMANCE AND PORTFOLIO DISCUSSION


In the first half of 2001, Technology Leaders Fund declined 29.64%, versus 12.42% and 22.01% losses for the Nasdaq Composite Index and the Lipper Science and Technology Fund Index, respectively. The Fund benefited from its investments in the semiconductor industry and was hurt by holdings in communications and networking equipment companies.

Technology Leaders Fund invests in companies with clear-cut leadership positions in their technology niches. Put another way, we want to own the so-called "800-pound gorillas" in technology. But these gorillas are rarely dominant forever. Following major economic/market downturns, which are often the result of shifts in technology as well as cyclical economic forces, older gorillas are often replaced by their younger, fitter competitors. In the 1960s, the biggest and only real technology player was mainframe computer manufacturer IBM. In the 1970s, mini-computer makers Digital Equipment and Wang took over. Over the last two decades, the biggest gorillas have come either from personal computer-based businesses, such as semiconductors (Intel) and software (Microsoft), or from companies focused on basic telecommunications equipment (Lucent Technologies). We believe there is a new group of companies that will challenge these gorillas for stock market supremacy over the next decade. In our opinion, the following three companies will be among the challengers.

Cisco Systems (CSCO) was well on its way to becoming a technology gorilla when it was knee-capped by the sharp decline in communications technology spending. The company's stock fell 52.42% during the semi-annual period. However, we think it will emerge from this downturn and become one of the most powerful technology companies in the world. Internet traffic continues to grow, and despite competition in its core router business, Cisco is still by far the dominant player in this enormous growth industry.

Despite the poor performance of its stock (-54.38%) in the first half of 2001,

RELATIVE PERFORMANCE:
         TECHNOLOGY LEADERS FUND VS. MARKET INDICES

[CHART]

                                          COMMENCEMENT DATE DEC 10, '97

                       TLFQX         NASDAQ         DJIA        S&P 500
Dec '97               $10,070        $9,695        $9,836        $9,955
                      $11,070        $9,997        $9,837       $10,065
                      $12,150       $10,930       $10,660       $10,791
Mar '98               $12,190       $11,333       $10,991       $11,344
                      $13,151       $11,538       $11,326       $11,458
                      $12,141       $10,989       $11,148       $11,261
Jun '98               $12,922       $11,709       $11,227       $11,718
                      $13,685       $11,574       $11,146       $11,594
                      $10,822        $9,270        $9,484        $9,918
Sep '98               $11,291       $10,478        $9,881       $10,553
                      $13,861       $10,961       $10,831       $11,411
                      $15,811       $12,067       $11,522       $12,103
Dec '98               $17,942       $13,577       $11,619       $12,800
                      $20,772       $15,518       $11,848       $13,336
                      $18,772       $14,173       $11,811       $12,921
Mar '99               $21,832       $15,253       $12,436       $13,438
                      $22,702       $15,761       $13,716       $13,959
                      $22,072       $15,317       $13,455       $13,629
Jun '99               $26,372       $16,659       $13,995       $14,385
                      $26,702       $16,367       $13,600       $13,936
                      $28,823       $16,996       $13,855       $13,866
Sep '99               $29,431       $17,043       $13,242       $13,486
                      $32,038       $18,413       $13,752       $14,339
                      $36,849       $20,713       $13,968       $14,632
Dec '99               $45,316       $25,271       $14,780       $15,493
                      $43,683       $24,472       $14,071       $14,715
                      $58,196       $29,173       $13,051       $14,436
Mar '00               $58,947       $28,408       $14,092       $15,849
                      $56,216       $23,986       $13,857       $15,372
                      $48,032       $21,133       $13,612       $15,056
Jun '00               $54,198       $24,649       $13,532       $15,428
                      $49,604       $23,413       $13,636       $15,186
                      $58,670       $26,148       $14,567       $16,130
Sep '00               $51,987       $22,836       $13,852       $15,278
                      $45,090       $20,853       $14,276       $15,214
                      $34,898       $16,157       $13,585       $14,014
Dec '00               $34,333       $15,369       $14,082       $14,083
                      $38,574       $17,251       $14,226       $14,582
                      $25,577       $13,391       $13,745       $13,253
Mar '01               $22,067       $11,457       $12,949       $12,413
                      $27,464       $14,084       $13,177       $13,378
                      $25,273       $14,351       $13,145       $13,467
Jun '01               $24,157       $13,821       $13,461       $13,140

TECHNOLOGY LEADERS FUND HOLDINGS BY INDUSTRY*

[CHART]

Software                   20.3%
Semiconductors             15.0%
Net Cash                   14.5%
Comm Equip                 14.0%
Semi Equip                 10.5%
Services                    5.8%
Networking                  4.1%
Computers                   3.9%
Internet                    3.7%
Other Electronics           3.5%
Photonics                   3.0%
Peripherals                 1.7%

* BASED ON PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2001

BEA Systems (BEAS) is a company that we are excited about for the long term. The company is a leading provider of software for e-business platforms and claims more than half of the Fortune 500 as customers. As many investors are painfully aware, most dot- coms weren't for real. But we think Walmart.com (WMT) certainly is, as are all the Fortune 500 companies developing business-to-business (B2B) networks. We believe BEA has come to dominate the control point (application servers) for e-business software platforms in much the same way that Microsoft
(MSFT) dominates the control point (operating systems) for desktop computing. And we believe e-commerce will likely grow much more quickly in the years ahead than the now mature personal computer market.

The digital revolution is powered by semiconductors. Amkor Technology (AMKR) is already the world's largest independent supplier of semiconductor assembly and test services. The company was one of the Fund's top performers during the first half of 2001, returning 42.44% for the period. More than 190 semiconductor companies, including most of the largest semiconductor manufacturers in the world, have chosen to outsource critical steps in the manufacturing process to Amkor. Amkor's focus on leading-edge technology should allow it to maintain its market dominance well into the future.

TECHNOLOGY INNOVATORS FUND
PERFORMANCE AND PORTFOLIO DISCUSSION

Despite gaining 23.64% in the second quarter, Technology Innovators Fund declined 27.19% in the first half of 2001. This compares to 12.42% and 22.01% losses for the Nasdaq Composite Index and the Lipper Science and Technology Fund Index, respectively. During this reporting period, Fund performance benefited from investments in specialty semiconductors and suffered due to holdings in communications equipment companies.

The well-documented collapse of communications-related stocks in the first half of this year hurt the Fund's portfolio, with the stocks of TranSwitch (TXCC), CIENA (CIEN), and Oplink Communications (OPLK) declining 71.88%, 53.23%, and 79.24%, respectively, during the period.

We try to position each of our Funds in front of the most powerful growth trends in technology. This strategy is particularly critical for the success of Technology Innovators Fund, which invests in younger, less-established companies. Potentially explosive growth in new wireless communications services, flat panel displays, and digital photography are three trends that the Fund is positioned to take advantage of in the future.

In part, because most cellular telephones are used exclusively for basic phone calls, growth in the cellular phone business has begun to slow. We believe it will re-accelerate with the introduction of new features and services. Among the most promising are location-based wireless services. This technology was originally developed as a safety feature. For example, it allows a 911 operator to trace the location of an emergency call from a cellular telephone. But location-based technology lends itself to broader applications for cellular customers. Need driving directions or want to find the nearest ATM? You will be able to get this information by punching a number on your cell phone.

So-called "packet data" technology also shows great promise; you may have heard references to 3G or 2.5G wireless technology or GPRS. Regardless of what you call it, packet data technology promises to bring real-time e-mail,

RELATIVE PERFORMANCE:
         TECHNOLOGY INNOVATORS FUND VS. MARKET INDICES

[CHART]

                                          COMMENCEMENT DATE MAY 20, '98

                       TIFQX         NASDAQ         DJIA        S&P 500
                      $10,000       $10,000       $10,000       $10,000
                      $10,160        $9,637        $9,837        $9,836
Jun '98               $11,030       $10,269        $9,907       $10,235
                      $11,057       $10,150        $9,836       $10,126
                       $8,503        $8,130        $8,369        $8,662
Sep '98                $8,110        $9,189        $8,720        $9,217
                      $10,930        $9,613        $9,558        $9,967
                      $13,420       $10,582       $10,168       $10,571
Dec '98               $16,010       $11,907       $10,253       $11,180
                      $18,350       $13,609       $10,455       $11,648
                      $16,570       $12,429       $10,422       $11,286
Mar '99               $20,451       $13,377       $10,974       $11,737
                      $21,511       $13,822       $12,103       $12,192
                      $22,271       $13,433       $11,873       $11,904
Jun '99               $28,041       $14,610       $12,350       $12,564
                      $28,231       $14,354       $12,001       $12,172
                      $31,041       $14,906       $12,226       $12,111
Sep '99               $32,307       $14,947       $11,685       $11,779
                      $34,339       $16,148       $12,135       $12,525
                      $39,545       $18,165       $12,326       $12,780
Dec '99               $50,006       $22,162       $13,043       $13,532
                      $53,025       $21,462       $12,417       $12,853
                      $79,386       $25,584       $11,517       $12,609
Mar '00               $67,310       $24,913       $12,436       $13,843
                      $57,736       $21,035       $12,228       $13,426
                      $48,264       $18,533       $12,012       $13,151
Jun '00               $63,085       $21,617       $11,941       $13,475
                      $55,405       $20,533       $12,033       $13,264
                      $64,289       $22,932       $12,855       $14,088
Sep '00               $56,367       $20,027       $12,223       $13,345
                      $45,578       $18,375       $12,598       $13,288
                      $28,427       $14,170       $11,988       $12,240
Dec '00               $31,031       $13,479       $12,427       $12,301
                      $36,438       $15,129       $12,554       $12,737
                      $22,955       $11,744       $12,129       $11,575
Mar '01               $18,273       $10,047       $11,427       $10,842
                      $20,862       $11,556       $12,428       $11,685
                      $21,546       $11,528       $12,664       $11,763
Jun '01               $22,592       $11,805       $12,196       $11,477

TECHNOLOGY INNOVATORS FUND HOLDINGS BY INDUSTRY*

[CHART]

Semiconductors             35.8%
Comm Equip                 23.0%
Software                   16.1%
Net Cash                    8.0%
Photonics                   7.1%
Other Electronics           4.8%
Services                    3.8%
Networking                  1.4%

* BASED ON PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2001

Internet access, and data transfer to wireless phones in the very near future.

Despite its lackluster performance during the period (-26.43%), we believe our investment in Cree Research (CREE), the world's leading supplier of silicon carbide wafers for use in the production of semiconductors for mobile phones, should help the Fund benefit from the growth spawned by new wireless services.

Flat panel displays (FPDs) are rapidly replacing the space-eating, energy-devouring cathode ray tube (CRT) monitors for computers and other electronic equipment. As the manufacturing process has improved and demand has accelerated, prices have come down rapidly, making flat panel displays roughly competitive with CRT monitors today. The potential corporate customer base for FPDs is enormous. We believe any business that uses a lot of computers--for example, banks, brokerage firms, and travel agencies--will be replacing CRTs with FPDs. Rather than investing in the producers of what will become a commodity item, we have chosen companies such as Genesis Microchip (GNSS), which manufactures specialty semiconductors used in connecting flat panel displays to computers. Genesis was a positive contributor to Fund performance during the first six months of 2001, returning an astounding 290.81% for the period.

Like flat panel displays, digital cameras and photo printing equipment have become much more affordable. Quality has also improved dramatically. In our opinion, digital photography is on the way to becoming the next big consumer electronics growth business. Advances in technologies, including flash memory storage and digital signal processing (DSP), are fueling the growth of this market. The Fund is participating through investments in companies such as Zoran
(ZRAN), a leading supplier of DSP semiconductors. The company was one of the Fund's top performers for the six-month period, posting a stunning 91.74% gain.

THE COMMUNICATIONS FUND
PERFORMANCE AND PORTFOLIO DISCUSSION

In the first six months of 2001, The Communications Fund declined 49.65%, versus 12.42% and 22.01% losses for the Nasdaq Composite Index and the Lipper Science and Technology Fund Index, respectively.

Last year, customer demand in legacy communications businesses, such as long distance and local wire line services slumped, crimping communications companies' cash flows and forcing them to reduce capital spending plans. This year, demand for capital equipment has declined even further as some of the communications equipment companies' fastest-growing customers, competitive local exchange carriers (CLECs), ran into serious financial difficulties. Teligent
(TGNT) and Winstar (WCII), two of the Fund's earlier investments, were among the casualties. With the capital markets still closed to telecommunications, many of these once-promising young companies will likely become cash flow casualties.

Furthermore, demand for IP-based (Internet) services on fiber-optic backbones has not grown as quickly as expected, which has contributed to IP network providers having major problems of their own. As a result, a number of Fund holdings, including Level 3 Communications (LVLT) and Williams Communications
(WCG), have been hurt badly.

The result of these developments is that equipment and component suppliers have been hit hard, accelerating a consolidation that many observers had been predicting. That is the bad news. The good news is that we believe the market environment is now much more rational, which means that companies with strong fundamentals should be rewarded. We expect a number of well-positioned cellular and incumbent local exchange carriers (ILECs) to be among the winners. Leading edge equipment companies should benefit from the improving positions of these service providers.

RELATIVE PERFORMANCE:
         THE COMMUNICATIONS FUND VS. MARKET INDICES

[CHART]

                         COMMENCEMENT DATE SEP 30, '99

                  TCFQX    NASDAQ      DJIA    S&P 500
Sep '99          $10,000   $10,000   $10,000   $10,000
                 $10,630   $10,804   $10,385   $10,633
                 $11,330   $12,153   $10,549   $10,849
Dec '99          $14,650   $14,828   $11,162   $11,488
                 $16,580   $14,359   $10,627   $10,911
                 $21,940   $17,117    $9,856   $10,705
Mar '00          $20,300   $16,668   $10,642   $11,752
                 $16,080   $14,074   $10,465   $11,398
                 $14,300   $12,400   $10,280   $11,164
Jun '00          $16,480   $14,463   $10,219   $11,440
                 $14,690   $13,738   $10,298   $11,261
                 $16,740   $15,343   $11,001   $11,960
Sep '00          $14,510   $13,399   $10,461   $11,329
                 $12,360   $12,294   $10,782   $11,281
                  $8,210    $9,480   $10,259   $10,392
Dec '00           $8,544    $9,018   $10,635   $10,443
                 $10,015   $10,122   $10,744   $10,813
                  $6,348    $7,857   $10,380    $9,827
Mar '01           $4,766    $6,722    $9,779    $9,204
                  $4,927    $7,732   $10,636    $9,920
                  $4,675    $7,713   $10,838    $9,986
Jun '01           $4,302    $7,898   $10,437    $9,743

THE COMMUNICATIONS FUND HOLDINGS BY INDUSTRY*

[CHART]

Comm Equip                 33.7%
Communications             15.6%
Net Cash                   11.8%
Photonics                  10.7%
Services                    9.5%
Semiconductors              9.0%
Networking                  7.7%
Software                    1.9%
Other Electronics           0.1%

* BASED ON PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2001

The consensus seems to be that the telecommunications industry (and the capital markets) grossly overestimated the demand for bandwidth. There is no question that we now have substantial over-capacity in the long-haul fiber networks. However, one of the primary reasons is that relatively few entrance and exit ramps to the communications superhighway have been completed. We note that Riverstone Networks (RSTN), which provides equipment for this construction, is doing quite well. Riverstone was 85 percent owned by Cabletron Systems until August 6, when Cabletron completed its reorganization and changed its name to Enterasys Networks (ETS). As more metropolitan area customers gain access to the network, we believe demand for bandwidth will increase and over-capacity will be eliminated.

We also believe demand for bandwidth will grow as communications companies develop new products and services. Twenty years ago, telephone companies made money selling dial tone. Today, they are also making money on specialty services such as call waiting, caller ID, and voice mail. More specialty services are on the way, particularly in data transmission. Services such as data tracking and confirmation, data prioritization, and dynamic provisioning should help spur corporate demand for bandwidth, and provide incremental revenue to carriers as well.

THE e-COMMERCE FUND
PERFORMANCE AND PORTFOLIO DISCUSSION

Despite its impressive 23.84% gain in the second quarter, The e-Commerce Fund closed the first half of 2001 with a 43.59% decline, versus 12.42% and 22.01% losses for the Nasdaq Composite Index and the Lipper Science and Technology Fund Index, respectively.

Among the Fund's largest investments, its holdings in i2 Technologies (ITWO), Macromedia (MACR), and Interwoven (IWOV), were particularly disappointing during the past six months, while PeopleSoft (PSFT) and Websense (WBSN) were positive performers during the same period.

The mere mention of e-commerce sends chills up the spines of many investors who were severely wounded in last year's dot-com stock massacre. Unlike funds that focus on dot-coms, we focused on software and services companies that supply the tools for Fortune 500 companies to go online. In other words, we recognized that the GeneralElectric.coms of the world, rather than the Pets.coms, represented the real future of e-commerce. This strategy has not yet produced gains in a market in which almost anything with an e-commerce label has been punished. However, we believe as corporate America continues to embrace the Web in the years ahead, our investment strategy will be vindicated.

GE's Chairman Jack Welch, one of the most respected business executives in America, has accelerated information technology spending, including money for further developing the company's e- commerce capabilities, despite the economic contraction. His reasoning? Why scrimp on investing in technology that will make a company more efficient in this increasingly competitive world? Although some other Fortune 500 companies have not had the courage or the cash to follow suit, we believe when the broad economy begins recovering, they will.

As of June 30, approximately 70% of The e-Commerce Fund's portfolio assets are in e-commerce software investments; about 9%


RELATIVE PERFORMANCE:
         THE e-COMMERCE FUND VS. MARKET INDICES

[CHART]

                              COMMENCEMENT DATE SEP 30, '99

               TEFQX       NASDAQ        DJIA       S&P 500
Sep '99       $10,000     $10,000      $10,000      $10,000
              $10,750     $10,804      $10,385      $10,633
              $12,090     $12,153      $10,549      $10,849
Dec '99       $14,860     $14,828      $11,162      $11,488
              $14,310     $14,359      $10,627      $10,911
              $17,370     $17,117       $9,856      $10,705
Mar '00       $15,340     $16,668      $10,642      $11,752
              $12,330     $14,074      $10,465      $11,398
              $11,200     $12,400      $10,280      $11,164
Jun '00       $14,500     $14,453      $10,219      $11,440
              $12,210     $13,738      $10,298      $11,261
              $13,690     $15,343      $11,001      $11,960
Sep '00       $12,220     $13,399      $10,461      $11,329
               $9,720     $12,294      $10,782      $11,281
               $6,450      $9,480      $10,259      $10,392
Dec '00        $6,675      $9,018      $10,635      $10,443
               $6,595     $10,122      $10,744      $10,813
               $4,229      $7,857      $10,380       $9,827
Mar '01        $3,041      $6,722       $9,779       $9,204
               $3,605      $7,732      $10,636       $9,920
               $3,776      $7,713      $10,838       $9,986
Jun '01        $3,766      $7,898      $10,437       $9,743

THE e-COMMERCE FUND HOLDINGS BY INDUSTRY*

[CHART]

Software            69.6%
Net Cash            21.3%
Services             9.1%

* BASED ON PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2001

of assets are in e-commerce service company holdings. The balance is in cash reserves. In this report, we will highlight what we believe are three of the most promising companies in the portfolio.

One of the Fund's top holdings, Oracle (ORCL), is the undisputed heavyweight champion of enterprise database software. While its stock's performance in the first half of 2001 (-34.62%) was disappointing, its software forms the backbone of a large number of corporate information systems worldwide. Oracle is also introducing a range of more specialized business applications, such as accounting and procurement software, to its enormous worldwide customer base. We believe Oracle's new products combined with its established customer relationships will ultimately produce significant incremental revenues and profits for the company.

Another of the Fund's holdings, VeriSign (VRSN), is one of the leading e-commerce security companies. Although its stock declined 19.11% during the first six months of this year, it has fared far better than most technology companies during the market downturn. The company's technology enables your computer browser to determine if the website on which you are about to transact business (retail or B2B) is secure. VeriSign is also a leader in domain name registration management, which accounts for more than half of the company's revenues.

Siebel Systems (SEBL) suffered a 30.64% loss for the first half of the year, but remains one of the Fund's top holdings. Siebel is a leading provider of customer relationship management (CRM) software that automates marketing campaigns, sales, and customer service operations for large corporations. The company has changed its focus from client/server sales-force automation applications to an integrated, Web-enabled software package, which combines sales, marketing, and customer service applications. Siebel has a dominant market share in the CRM software business and an impressive list of partnerships with blue chip companies, including IBM (IBM) and Electronic Data Systems (EDS). Siebel's combination of strong management, great products, and powerful distribution makes it a dominant player in this fast-growing market.

GLOBAL TECHNOLOGY FUND
PERFORMANCE AND PORTFOLIO DISCUSSION

In the first half of 2001, Global Technology Fund declined 37.14% versus 12.42% and 22.01% losses for the Nasdaq Composite Index and the Lipper Science and Technology Fund Index, respectively. On a relative basis, the Fund benefited from investments in the semiconductor industry. Despite the Fund's strong international weighting, its broad exposure to the communications industry hurt performance in the first six months of the year.

Global Technology Fund was "born under a bad sign," commencing operations at the very end of last summer's global technology stock rally. As we all know, things went from bad to worse in the first six months of 2001. Put another way, the Fund has yet to crawl, let alone walk. Despite disappointing performance since its inception on September 29, 2000, we believe the Fund holds the stock of some of the world's finest technology companies and will be healthy in the years ahead.

Here are a few examples of the high-quality technology companies in the portfolio. In the semiconductor industry, our largest holding is Taiwan Semiconductor Manufacturing (TSM), the world's largest semiconductor foundry. Over the last six months, the company's stock rose 23.28%, even as the worldwide semiconductor industry contracted. TSM makes semiconductors for international electronics industry giants, including Fujitsu, Phillips, and Siemens, and leading telecom equipment manufacturers, including France's Alcatel. In the coming years, as more U.S. and European companies realize that design, product development, and strong global brand names that help move merchandise are their real assets, outsourcing to high-quality, cost-efficient manufacturers like TSM should accelerate.

ASM Lithography (ASML) is a Netherlands-based producer of lithography systems for imprinting circuit patterns on silicon wafers used to make semiconductors. We inherited shares of the company when it acquired our

RELATIVE PERFORMANCE:
         GLOBAL TECHNOLOGY FUND VS. MARKET INDICES

[CHART]

                                          COMMENCEMENT DATE SEP 29, '00

                       GTFQX        NASDAQ         DJIA         S&P 500
                      $10,000       $10,000       $10,000       $10,000
Oct '00                $9,890        $9,175       $10,307        $9,958
Nov '00                $8,890        $7,076        $9,808        $9,173
Dec '00                $8,782        $6,730       $10,166        $9,218
Jan '01                $9,766        $7,555       $10,270        $9,545
Feb '01                $6,925        $5,864        $9,923        $8,674
Mar '01                $5,671        $5,017        $9,349        $8,125
Apr ' 01               $6,584        $5,770       $10,168        $8,756
May '01                $6,052        $5,756       $10,361        $8,815
Jun '01                $5,520        $5,895        $9,978        $8,600

GLOBAL TECHNOLOGY FUND HOLDINGS BY INDUSTRY*

[CHART]

Net Cash              28.2%
Comm Equip            17.8%
Services              14.5%
Software              13.9%
Photonics              7.4%
Semiconductors         6.3%
Communications         4.6%
Semi Equip             4.4%
Other Electronics      2.6%
Networking             0.3%

*BASED ON PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2001

neighbor Silicon Valley Group (SVG) in May 2001. Holding the combination of SVG and ASML for the past six months yielded a slight loss of 0.47%. We believe the combined company will make considerable market share progress in this explosive growth niche.

UTStarcom (UTSI), another top Fund holding, is a well-positioned communications equipment manufacturer that is focusing on China, where strong pent-up demand for communications services is driving the buildout of modern communications infrastructure. The company's stock appreciated 50.32% in the first half of this year. We believe UTStarcom can leverage its experience in China to take advantage of telecommunications infrastructure build-outs in other emerging markets in Asia and Latin America.

Nippon Telegraph and Telephone (NTT) is the largest telecommunications company in Japan and one of the largest in the world. The company's stock registered a decline of 25.25% for this reporting period. NTT is a leader in the development and build-out of high-speed fiber-optic networks. Its publicly traded subsidiary, NTT DoCoMo, is a pioneer and leader in providing wireless Internet access services (including mobile banking, news, stock market updates, and ticket reservations) over cellular telephones. NTT DoCoMo's I-mode phone is a big hit in Japan and will soon be coming to America via a joint venture with AT&T Wireless.

Israel's Check Point Software Technologies (CHKP) is an Internet security company specializing in firewalls and virtual private networks (VPNs). The company's Secure Virtual Network (SVN) software enables safe and reliable communications across the Internet, intranet, and extranets. Check Point's Open Platform for Security (OPSEC) provides the framework for integration and inter-accessibility for over 250 e-commerce industry partners. As a Global Technology Fund investment, the stock fell 43.21% during the first half of 2001. Despite its recent stock market performance, we remain optimistic about the company's future.

                              Financial Statements
                                  as of 6/30/01

                                   (unaudited)

PORTFOLIO OF                                               TECHNOLOGY VALUE FUND
INVESTMENTS                                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                         NON-INCOME PRODUCING        %           SHARES              VALUE
COMMON STOCK                                                       76.8%                        $1,496,511,180
         (Cost $2,852,427,321)                                                                   -------------


      COMMUNICATIONS EQUIPMENT                                      7.2%                           139,392,475
                                                                                                 -------------
         ADC Telecommunications, Inc.               *                            968,000             6,388,800
         Ceragon Networks, Ltd.                     *                            150,700               467,170
         CIENA Corp.                                *                          1,318,000            50,084,000
         DMC Stratex Networks, Inc. (1)             *                          5,667,000            56,670,000
         P-Com, Inc. (1)                            *                          8,651,500             4,758,325
         Tekelec, Inc.                              *                            775,800            21,024,180


      COMPUTERS                                                     2.4%                            47,160,000
                                                                                                 -------------
         Sun Microsystems, Inc.                     *                          3,000,000            47,160,000


      MEDICAL                                                       2.2%                            43,522,397
                                                                                                 -------------
         Amgen, Inc.                                *                            143,400             8,701,512
         Immunex Corp.                              *                            182,000             3,230,500
         Johnson & Johnson                                                        30,040             1,502,000
         Medtronic, Inc.                                                         318,906            14,672,865
         Merck & Co., Inc.                                                       212,000            13,548,920
         Novoste Corp.                              *                             73,200             1,866,600


      NETWORKING                                                    7.6%                           147,899,796
                                                                                                 -------------
         Cabletron Systems, Inc.                    *                          4,160,600            95,069,710
         Cisco Systems, Inc.                        *                          2,735,700            49,789,740
         McDATA Corp. - B                           *                            139,210             3,040,346


      OTHER ELECTRONICS                                             2.3%                            44,279,252
                                                                                                 -------------
         PerkinElmer, Inc.                                                     1,608,400            44,279,252


      PERIPHERALS                                                   2.8%                            55,283,500
                                                                                                 -------------
         Read-Rite Corp.                            *                          4,950,000            26,383,500
         Western Digital Corp.                      *                          7,225,000            28,900,000


      PHOTONICS                                                     9.4%                           181,546,266
                                                                                                 -------------
         Celox Networks, Inc. (2)                   *                         13,812,153            14,999,998
         Corning, Inc.                                                         3,050,000            50,965,500
         Finisar Corp.                              *                          1,500,000            28,020,000
         Methode Electronics, Inc. - A                                             9,935                85,441
         Stratos Lightwave, Inc.                    *                          2,720,345            35,364,485
         The Furukawa Electric Co., Ltd.            *                          6,531,400            52,110,842

(1) Affiliated issuer.
(2) Restricted security.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

        (CONTINUED)                   NON-INCOME PRODUCING          %           SHARES                VALUE
      SEMICONDUCTOR EQUIPMENT                                       5.9%                        $  115,824,214
                                                                                                 -------------
         ASM Lithography Holding N.V.               *                          3,411,886            75,914,464
         Asyst Technologies, Inc.                   *                            798,000            10,773,000
         Veeco Instruments, Inc.                    *                            733,000            29,136,750


      SEMICONDUCTORS                                               12.6%                           245,423,169
                                                                                                 -------------
         Applied Micro Circuits Corp.               *                          2,899,900            49,878,280
         Broadcom Corp. - A                         *                              9,325               398,745
         Celeritek, Inc.                            *                            522,200             7,806,890
         Genesis Microchip, Inc.                    *                             97,500             3,524,625
         GlobeSpan, Inc.                            *                            878,500            12,826,100
         NETsilicon, Inc. (1)                       *                            603,800             2,868,050
         PMC-Sierra, Inc.                           *                          1,246,100            38,716,327
         TranSwitch Corp.                           *                          4,193,000            46,123,000
         Vitesse Semiconductor Corp.                *                          2,705,300            56,919,512
         Zoran Corp. (1)                            *                            887,000            26,361,640


      SERVICES                                                      1.8%                            35,546,209
                                                                                                 -------------
         Genuity, Inc. - A                          *                          8,456,100            26,383,032
         Globix Corp. (1)                           *                          2,257,700             4,537,977
         NaviSite, Inc.                             *                          2,500,000             3,625,000
         TeleCommunication Systems, Inc. - A        *                            333,400             1,000,200


      SOFTWARE                                                     22.6%                           440,633,902
                                                                                                 -------------
         Concord Communications, Inc. (1)           *                          1,269,000            11,421,000
         i2 Technologies, Inc.                      *                            148,000             2,930,400
         Legato Systems, Inc. (1)                   *                          4,981,000            79,446,950
         Micromuse, Inc.                            *                          1,198,200            33,537,618
         PeopleSoft, Inc.                           *                          3,417,900           168,263,217
         Pervasive Software, Inc.                   *                            331,500               483,990
         VERITAS Software Corp.                     *                          1,023,004            68,060,456
         Visual Networks, Inc.                      *                          1,428,300            12,497,625
         Wind River Systems, Inc.                   *                          3,665,100            63,992,646

(1) Affiliated issuer.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                SHARES/
         (CONTINUED)                  NON-INCOME PRODUCING          %      PRINCIPAL AMOUNT           VALUE
CASH EQUIVALENTS                                                   22.3%                        $  435,321,768
                                                                                                 -------------
         (Cost $435,321,768)
         SSgA Prime Money Market Portfolio                                    74,298,153            74,298,153
         State Street Bank and Trust Company Repurchase
         Agreement, 2.750% dated 6/29/2001, to be
         repurchased at $75,977,556 on 7/02/2001,
         collateralized by $60,460,000 U.S. Treasury
         Bond, 8.125% maturing 8/15/2019 (value
         $77,487,833)                                                         75,960,148            75,960,148
         United States Treasury Bill 2.900% 7/05/2001                        221,877,000           221,805,506
         United States Treasury Bill 3.000% 7/12/2001                         63,316,000            63,257,961

TOTAL INVESTMENT SECURITIES                                        99.1%                         1,931,832,948
         (Cost $3,287,749,089)

OTHER ASSETS IN EXCESS OF LIABILITIES                               0.9%                            16,686,171
                                                                                                 -------------

NET ASSETS                                                        100.0%                        $1,948,519,119
                                                                                                 =============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PORTFOLIO OF                                             TECHNOLOGY LEADERS FUND
INVESTMENTS                                            JUNE 30, 2001 (UNAUDITED)

                                      NON-INCOME PRODUCING          %            SHARES               VALUE
COMMON STOCK                                                       85.5%                        $   294,966,661
         (Cost $490,727,962)                                                                     -------------


      COMMUNICATIONS EQUIPMENT                                     14.0%                            48,428,316
                                                                                                 -------------
         Nokia Corp. - ADR                                                       480,000            10,579,200
         Nortel Networks Corp.                                                 1,323,600            12,031,524
         QUALCOMM, Inc.                             *                            216,400            12,655,072
         Scientific-Atlanta, Inc.                                                324,200            13,162,520


      COMPUTERS                                                     3.9%                            13,519,200
                                                                                                 -------------
         Sun Microsystems, Inc.                     *                            860,000            13,519,200


      INTERNET                                                      3.7%                            12,720,000
                                                                                                 -------------
         AOL Time Warner, Inc.                      *                            240,000            12,720,000


      NETWORKING                                                    4.1%                            14,285,180
                                                                                                 -------------
         Cisco Systems, Inc.                        *                            784,900            14,285,180


      OTHER ELECTRONICS                                             3.5%                            12,082,070
                                                                                                 -------------
         Agilent Technologies, Inc.                 *                            371,756            12,082,070


      PERIPHERALS                                                   1.7%                             5,810,000
                                                                                                 -------------
         EMC Corp.                                                               200,000             5,810,000


      PHOTONICS                                                     3.0%                            10,196,442
                                                                                                 -------------
         Corning, Inc.                                                           610,200            10,196,442


      SEMICONDUCTOR EQUIPMENT                                      10.5%                            36,304,079
                                                                                                 -------------
         Applied Materials, Inc.                    *                            201,000             9,869,100
         ASM Lithography Holding N.V.               *                            356,200             7,925,450
         KLA-Tencor Corp.                           *                            180,700            10,565,529
         Teradyne, Inc.                             *                            240,000             7,944,000


      SEMICONDUCTORS                                               15.0%                            51,674,321
                                                                                                 -------------
         Altera Corp.                               *                            540,000            15,660,000
         PMC-Sierra, Inc.                           *                            226,300             7,031,141
         Texas Instruments, Inc.                                                 139,000             4,378,500
         Vitesse Semiconductor Corp.                *                            552,000            11,614,080
         Xilinx, Inc.                               *                            315,000            12,990,600

ADR--American Depositary Receipts


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                SHARES/
         (CONTINUED)                  NON-INCOME PRODUCING          %      PRINCIPAL AMOUNT           VALUE
     SERVICES                                                       5.8%                        $   19,890,000
                                                                                                 -------------
         Amkor Technology, Inc.                     *                            900,000            19,890,000


      SOFTWARE                                                     20.3%                            70,057,053
                                                                                                 -------------
         BEA Systems, Inc.                          *                            516,700            15,867,857
         Oracle Corp.                               *                            970,000            18,430,000
         Siebel Systems, Inc.                       *                            251,700            11,804,730
         VERITAS Software Corp.                     *                            180,600            12,015,318
         Wind River Systems, Inc.                   *                            683,800            11,939,148

CASH EQUIVALENTS                                                   12.2%                            42,200,318
         (Cost $42,200,318)                                                                      -------------
         SSgA Prime Money Market Portfolio                                    13,639,539            13,639,539
         State Street Bank and Trust Company
         Repurchase Agreement, 2.750% dated
         6/29/2001, to be repurchased at
         $15,361,554 on 7/02/2001,
         collateralized by $16,900,000 U.S.
         Treasury Bond, 5.250% maturing
         11/15/2028 (value $15,667,061)                                       15,358,035            15,358,035
         United States Treasury Bill 2.900% 7/05/2001                         13,207,000            13,202,744

TOTAL INVESTMENT SECURITIES                                        97.7%                           337,166,979
         (Cost $532,928,280)

OTHER ASSETS IN EXCESS OF LIABILITIES                               2.3%                             7,992,139
                                                                                                 -------------

NET ASSETS                                                        100.0%                        $  345,159,118
                                                                                                 =============




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PORTFOLIO OF                                          TECHNOLOGY INNOVATORS FUND
INVESTMENTS                                            JUNE 30, 2001 (UNAUDITED)

                                      NON-INCOME PRODUCING          %            SHARES               VALUE
COMMON STOCK                                                       91.4%                        $  197,745,491
         (Cost $382,442,112)                                                                     -------------


      COMMUNICATIONS EQUIPMENT                                     23.0%                            49,899,613
                                                                                                 -------------
         Advanced Switching Communications, Inc.    *                            131,600               381,640
         CIENA Corp.                                *                            223,800             8,504,400
         DMC Stratex Networks, Inc.                 *                          1,136,000            11,360,000
         Endwave Corp.                              *                            170,000               154,700
         NHC Communications, Inc. (1)               *                          1,113,100             1,995,013
         ONI Systems Corp.                          *                              5,000               139,500
         SpectraLink Corp.                          *                            599,950             7,805,350
         Tekelec, Inc.                              *                            291,900             7,910,490
         Teledyne Technologies, Inc.                *                            766,350            11,648,520


      NETWORKING                                                    0.8%                             1,678,532
                                                                                                 -------------
         Sycamore Networks, Inc.                    *                            180,100             1,678,532


      OTHER ELECTRONICS                                             4.8%                            10,198,044
                                                                                                 -------------
         Centerpoint Broadband Technology, Inc. (2) *                             27,092                87,615
         Cree Research, Inc.                        *                            280,200             7,325,829
         Tripath Technology, Inc.                   *                            315,000             2,784,600


      PHOTONICS                                                     7.1%                            15,420,364
                                                                                                 -------------
         Avici Systems, Inc.                        *                             10,800                92,556
         Cielo Communications, Inc.  (2)            *                            842,857             1,137,857
         Corvis Corp.                               *                             85,400               374,906
         EXFO Electro-Optical Engineering, Inc.     *                            117,000             1,889,550
         Luminous Networks, Inc. (2)                *                          1,522,719             3,183,701
         LuxN, Inc.  (2)                            *                            336,544             2,406,290
         Micro Photonix Integration Corp. (2)       *                            348,360               879,999
         Oplink Communications, Inc.                *                            391,000             1,466,250
         The Furukawa Electric Co., Ltd.            *                            500,000             3,989,255


      SEMICONDUCTORS                                               35.8%                            77,481,806
                                                                                                 -------------
         Clarisay, Inc. (2)                         *                          2,861,519             2,618,290
         Genesis Microchip, Inc.                    *                            750,200            27,119,730
         GlobeSpan, Inc.                            *                            490,000             7,154,003
         Marvell Technology Group Ltd.              *                            400,000            10,760,000
         NETsilicon, Inc. (1)                       *                            600,000             2,850,000

(1) Affiliated issuer.
(2) Restricted security.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                SHARES/
        (CONTINUED)                       NON-INCOME PRODUCING       %      PRINCIPAL AMOUNT          VALUE
         O2 Micro International Ltd.                *                             10,000        $      110,000
         OmniVision Technologies, Inc.              *                            156,100               880,404
         Ramtron International Corp.                *                             55,000               170,500
         Silicon Genesis Corp. (2)                  *                            466,670             3,248,023
         Silicon Image, Inc.                        *                            546,800             2,734,000
         TranSwitch Corp.                           *                            554,300             6,097,300
         Zoran Corp.                                *                            462,300            13,739,556


      SERVICES                                                      3.8%                             8,257,590
                                                                                                 -------------
         Globix Corp.                               *                            699,000             1,404,990
         Implant Center, Inc. (2)                   *                          1,500,000             3,000,000
         NaviSite, Inc.                             *                            876,000             1,270,200
         TeleCommunication Systems, Inc. - A        *                            860,800             2,582,400


      SOFTWARE                                                     16.1%                            34,809,542
                                                                                                 -------------
         Brio Technology, Inc.                      *                            200,000             1,460,000
         Concord Communications, Inc.               *                            584,500             5,260,500
         Legato Systems, Inc.                       *                            471,400             7,518,830
         Nuance Communications, Inc.                *                            414,500             7,469,290
         Numerical Technologies, Inc.               *                            500,000            10,500,000
         Pervasive Software, Inc.                   *                            428,500               625,610
         Visual Networks, Inc.                      *                            225,750             1,975,312


CONVERTIBLE BONDS                                                   0.6%                             1,297,888
         (Cost $1,141,000)                                                                       -------------


      NETWORKING                                                    0.6%                             1,297,888
                                                                                                 -------------
         Cyras Systems, Inc. 4.50% 8/15/2005                                   1,141,000             1,297,888


CASH EQUIVALENTS                                                    8.1%                            17,608,430
         (Cost $17,608,430)                                                                      -------------
         SSgA Prime Money Market Portfolio                                     8,098,452             8,098,452
         State Street Bank and Trust Company
         Repurchase Agreement, 2.750% dated
         6/29/2001, to be repurchased at
         $7,511,344 on 7/02/2001,
         collateralized by $8,265,000 U.S.
         Treasury Bond, 5.250% maturing
         11/15/2028 (value $7,662,027)                                         7,509,623             7,509,623

(2) Restricted security.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                SHARES/
        (CONTINUED)                   NON-INCOME PRODUCING          %      PRINCIPAL AMOUNT           VALUE
         United States Treasury Bill 2.900% 7/05/2001                          2,001,000        $    2,000,355

TOTAL INVESTMENT SECURITIES                                       100.1%                           216,651,809
         (Cost $401,191,542)

LIABILITIES IN EXCESS OF OTHER ASSETS                             (0.1)%                             (277,584)
                                                                                                 -------------

NET ASSETS                                                        100.0%                        $  216,374,225
                                                                                                 =============



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PORTFOLIO OF                                             THE COMMUNICATIONS FUND
INVESTMENTS                                            JUNE 30, 2001 (UNAUDITED)

                                        NON-INCOME PRODUCING         %          SHARES                VALUE
COMMON STOCK                                                       87.3%                        $   92,019,936
         (Cost $331,883,161)                                                                     -------------


      COMMUNICATIONS                                               15.6%                            16,501,816
                                                                                                 -------------
         Crosswave Communications, Inc. - ADR       *                            115,000               258,750
         Global Crossing, Ltd.                      *                            285,300             2,464,992
         Inet Technologies, Inc.                    *                            180,000             1,474,200
         Intermedia Communications, Inc.                                         200,000             2,980,000
         Level 3 Communications, Inc.               *                            204,600             1,123,254
         Montana Power Co.                                                       135,700             1,574,120
         Qwest Communications International, Inc.                                150,000             4,780,500
         RCN Corp.                                  *                            160,000               878,400
         Williams Communications, Inc.              *                            328,000               967,600


      COMMUNICATIONS EQUIPMENT                                     33.7%                            35,511,780
                                                                                                 -------------
         Advanced Switching Communications, Inc.    *                             94,400               273,760
         BreezeCOM, Ltd.                            *                             49,500               218,295
         Ceragon Networks, Ltd.                     *                             86,200               267,220
         CIENA Corp.                                *                            122,300             4,647,400
         CoSine Communications, Inc.                *                             11,000                24,640
         DMC Stratex Networks, Inc.                 *                            496,700             4,967,000
         NHC Communications, Inc.                   *                            721,000             1,292,251
         Nortel Networks Corp.                                                   140,000             1,272,600
         ONI Systems Corp.                          *                              5,000               139,500
         P-Com, Inc.                                *                          2,904,000             1,597,200
         SpectraLink Corp.                          *                            781,450            10,166,664
         Tekelec, Inc.                              *                            100,000             2,710,000
         Teledyne Technologies, Inc.                *                            193,250             2,937,400
         UTStarcom, Inc.                            *                            214,500             4,997,850


      NETWORKING                                                    6.8%                             7,177,284
                                                                                                 -------------
         Cabletron Systems, Inc.                    *                            291,000             6,649,350
         Hybrid Networks, Inc.                      *                            926,200               527,934


      OTHER ELECTRONICS                                             0.1%                                62,384
                                                                                                 -------------
         Centerpoint Broadband Technology, Inc. (2) *                             19,290                62,384


      PHOTONICS                                                    10.7%                            11,332,601
                                                                                                 -------------
         Avici Systems, Inc.                        *                              8,200                70,274
         Corvis Corp.                               *                             64,800               284,472
         Luminous Networks, Inc. (2)                *                            868,710             1,816,299
         LuxN, Inc. (2)                             *                            362,757             2,593,712
         Micro Photonix Integration Corp. (2)       *                            285,022               719,999
         Oplink Communications, Inc.                *                            435,200             1,632,000

(2) Restricted security.
ADR--American Depositary Receipts


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                SHARES/
         (CONTINUED)                  NON-INCOME PRODUCING          %      PRINCIPAL AMOUNT           VALUE
         The Furukawa Electric Co., Ltd.            *                            528,400        $    4,215,845


      SEMICONDUCTORS                                                9.0%                             9,470,005
                                                                                                 -------------
         Clarisay, Inc. (2)                         *                          2,605,306             2,383,855
         NETsilicon, Inc.                           *                             57,400               272,650
         PMC-Sierra, Inc.                           *                             50,000             1,553,500
         Vitesse Semiconductor Corp.                *                            250,000             5,260,000


      SERVICES                                                      9.5%                             9,988,753
                                                                                                 -------------
         Genuity, Inc. - A                          *                          1,543,900             4,816,968
         Globix Corp.                               *                          1,049,000             2,108,490
         Interliant, Inc.                           *                            637,400               350,570
         NaviSite, Inc.                             *                            300,500               435,725
         TeleCommunication Systems, Inc. - A        *                            759,000             2,277,000


      SOFTWARE                                                      1.9%                             1,975,313
                                                                                                 -------------
         Visual Networks, Inc.                      *                            225,750             1,975,313


CONVERTIBLE BONDS                                                   0.9%                               977,113
         (Cost $859,000)                                                                         -------------


      NETWORKING                                                    0.9%                               977,113
                                                                                                 -------------
         Cyras Systems, Inc. 4.50% 8/15/2005                                     859,000               977,113


CASH EQUIVALENTS                                                   10.9%                            11,414,833
         (Cost $11,414,833)                                                                      -------------
         SSgA Prime Money Market Portfolio                                     3,968,217             3,968,217
         State Street Bank and Trust Company
         Repurchase Agreement, 2.750% dated
         6/29/2001, to be repurchased at
         $4,247,621 on 7/02/2001,
         collateralized by $3,380,000 U.S.
         Treasury Bond, 8.125% maturing
         8/15/2019 (value $4,331,936)                                          4,246,648             4,246,648
         United States Treasury Bill 2.900% 7/05/2001                          3,201,000             3,199,968


TOTAL INVESTMENT SECURITIES                                        99.1%                           104,411,882
         (Cost $344,156,994)                                                                     -------------


OTHER ASSETS IN EXCESS OF LIABILITIES                               0.9%                               997,837
                                                                                                 -------------


NET ASSETS                                                        100.0%                        $  105,409,719
                                                                                                 =============

(2) Restricted security.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PORTFOLIO OF                                                 THE e-COMMERCE FUND
INVESTMENTS                                            JUNE 30, 2001 (UNAUDITED)

(continued)                             NON-INCOME PRODUCING         %           SHARES                VALUE
COMMON STOCK                                                       78.7%                        $   92,258,053
         (Cost $246,991,401)                                                                     -------------


      SERVICES                                                      9.1%                            10,697,459
                                                                                                 -------------
         ePlus, Inc. (1)                            *                            726,100             7,653,094
         Globix Corp.                               *                          1,011,000             2,032,110
         Interliant, Inc.                           *                            918,000               504,900
         NaviSite, Inc.                             *                            349,900               507,355


      SOFTWARE                                                     69.6%                            81,560,594
                                                                                                 -------------
         Adobe Systems, Inc.                                                      57,500             2,702,500
         Agile Software Corp.                       *                            145,200             2,468,400
         BEA Systems, Inc.                          *                            233,900             7,183,069
         i2 Technologies, Inc.                      *                            200,000             3,960,000
         Interwoven, Inc.                           *                            359,700             6,078,930
         Macromedia, Inc.                           *                            380,000             6,840,000
         Oracle Corp.                               *                            427,600             8,124,400
         PeopleSoft, Inc.                           *                            209,600            10,318,608
         Pervasive Software, Inc. (1)               *                          1,417,500             2,069,550
         Siebel Systems, Inc.                       *                            132,500             6,214,250
         VeriSign, Inc.                             *                            111,400             6,685,114
         VERITAS Software Corp.                     *                             70,000             4,657,100
         Vignette Corp.                             *                            387,900             3,440,673
         Websense, Inc.                             *                            540,900            10,818,000

(1) Affiliated issuer.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              SHARES/
                                        NON-INCOME PRODUCING         %      PRINCIPAL AMOUNT          VALUE
CASH EQUIVALENTS                                                   18.3%                        $   21,453,414
         (Cost $21,453,414)                                                                      -------------
         SSgA Prime Money Market Portfolio                                     4,583,245             4,583,245
         State Street Bank and Trust Company
         Repurchase Agreement, 2.750% dated
         6/29/2001, to be repurchased at
         $4,669,172 on 7/02/2001,
         collateralized by $3,995,000 U.S.
         Treasury Bond, 8.125% maturing
         8/15/2022 (value $4,762,639)                                          4,668,102             4,668,102
         United States Treasury Bill 2.900% 7/05/2001                         12,206,000            12,202,067


TOTAL INVESTMENT SECURITIES                                        97.0%                           113,711,467
         (Cost $268,444,815)

OTHER ASSETS IN EXCESS OF LIABILITIES                               3.0%                             3,470,660
                                                                                                 -------------

NET ASSETS                                                        100.0%                        $  117,182,127
                                                                                                 =============





                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PORTFOLIO OF                                              GLOBAL TECHNOLOGY FUND
INVESTMENTS                                            JUNE 30, 2001 (UNAUDITED)

                                        NON-INCOME PRODUCING         %           SHARES               VALUE
COMMON STOCK                                                       71.8%                        $   48,522,623
         (Cost $92,615,551)                                                                      -------------


      COMMUNICATIONS                                                4.6%                             3,118,150
                                                                                                 -------------
         Crosswave Communications, Inc. - ADR       *                            191,800               431,550
         Nippon Telegraph and Telephone
         Corp. - ADR                                                             101,000             2,686,600


      COMMUNICATIONS EQUIPMENT                                     17.8%                            11,999,831
                                                                                                 -------------
         BreezeCOM, Ltd.                            *                            204,800               903,168
         Ceragon Networks, Ltd.                     *                            471,400             1,461,340
         Marconi Corp. - ADS                                                     196,701             1,471,323
         NHC Communications, Inc.                   *                            358,800               643,079
         Nokia Corp. - ADR                                                       121,300             2,673,452
         Nortel Networks Corp.                                                   131,100             1,191,699
         UTStarcom, Inc.                            *                            156,900             3,655,770


      NETWORKING                                                    0.3%                               196,650
                                                                                                 -------------
         Hybrid Networks, Inc.                      *                            345,000               196,650


      OTHER ELECTRONICS                                             2.6%                             1,744,899
                                                                                                 -------------
         Siemens AG                                                               28,400             1,744,899


      PHOTONICS                                                     7.4%                             5,037,384
                                                                                                 -------------
         EXFO Electro-Optical Engineering, Inc.     *                            109,200             1,763,580
         JDS Uniphase Corp.                         *                             74,900               936,250
         Oplink Communications, Inc.                *                            257,400               965,250
         The Furukawa Electric Co., Ltd.            *                            172,000             1,372,304


      SEMICONDUCTOR EQUIPMENT                                       4.4%                             2,947,191
                                                                                                 -------------
         ASM Lithography Holding N.V.               *                            132,458             2,947,191


      SEMICONDUCTORS                                                6.3%                             4,241,915
                                                                                                 -------------
         ARM Holdings plc - ADR                     *                            162,400             1,932,560
         O2 Micro International Ltd.                *                             78,600               864,600
         PMC-Sierra, Inc.                           *                             46,500             1,444,755


ADR--American Depositary Receipts
ADS--American Depositary Shares


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                SHARES/
         (CONTINUED)                  NON-INCOME PRODUCING          %      PRINCIPAL AMOUNT           VALUE
      SERVICES                                                     14.5%                        $    9,824,024
                                                                                                 -------------
         Amkor Technology, Inc.                     *                            205,500             4,541,550
         Taiwan Semiconductor
         Manufacturing Co. - ADR                                                 347,760             5,282,474


      SOFTWARE                                                     13.9%                             9,412,579
                                                                                                 -------------
         Business Objects SA - ADR                  *                            113,550             2,679,780
         Check Point Software Technologies, Ltd.    *                             48,900             2,472,873
         SAP AG -ADR                                                             121,400             4,259,926


CASH EQUIVALENTS                                                   30.8%                            20,814,905
         (Cost $20,814,905)                                                                      -------------
         SSgA Prime Money Market Portfolio                                     2,654,865             2,654,865
         State Street Bank and Trust Company
         Repurchase Agreement, 2.750% dated
         6/29/2001, to be repurchased at
         $2,657,646 on 7/02/2001,
         collateralized by $2,115,000 U.S.
         Treasury Bond, 8.125% maturing
         8/15/2019 (value $2,710,664)                                          2,657,037             2,657,037
         United States Treasury Bill 2.900% 7/05/2001                         15,508,000            15,503,003


TOTAL INVESTMENT SECURITIES                                       102.6%                            69,337,528
         (Cost $113,430,456)                                                                     -------------

LIABILITIES IN EXCESS OF OTHER ASSETS                             (2.6)%                           (1,771,240)
                                                                                                 -------------

NET ASSETS                                                        100.0%                        $   67,566,288
                                                                                                 =============



ADR--American Depositary Receipts


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
                                                     JUNE 30, 2001 (UNAUDITED)

                                                          TECHNOLOGY          TECHNOLOGY          TECHNOLOGY
                                                            VALUE               LEADERS            INNOVATORS
                                                            FUND                 FUND                 FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
    At acquisition cost                            $      3,287,749,089   $     532,928,280   $     401,191,542
                                                   ============================================================
    At market value (Note 2)                       $      1,931,832,948   $     337,166,979   $     216,651,809
Cash                                                            466,971              44,748              43,087
Receivable for capital shares sold                            1,595,758             295,550             421,379
Receivable for securities sold                               18,713,714          16,234,996              19,400
Receivables from dividends and interest                         515,676              10,346              60,399
Deferred trustee compensation (Note 5)                           19,687              19,687              19,687
                                                   ------------------------------------------------------------
    TOTAL ASSETS                                          1,953,144,754         353,772,306         217,215,761
                                                   ------------------------------------------------------------
LIABILITIES
Payable for capital shares redeemed                           1,664,032             412,102             491,365
Payable for securities purchased                                     --           7,620,144                  --
Payable to affiliates (Note 4)                                2,941,916             561,255             330,484
Payable for trustee compensation                                 19,687              19,687              19,687
                                                   ------------------------------------------------------------
    TOTAL LIABILITIES                                         4,625,635           8,613,188             841,536
                                                   ------------------------------------------------------------

NET ASSETS                                         $      1,948,519,119   $     345,159,118   $     216,374,225
                                                   ============================================================
Net assets consist of:
    Paid-in-capital                                $      3,994,887,721   $     584,558,000   $     511,472,166
    Accumulated net investment loss                        (13,931,289)         (3,170,853)         (1,674,873)
    Accumulated net realized losses from
        security transactions                             (676,497,189)        (40,466,728)       (108,883,335)
    Net unrealized depreciation on
        investments                                     (1,355,940,124)       (195,761,301)       (184,539,733)
                                                   ------------------------------------------------------------
NET ASSETS                                         $      1,948,519,119   $     345,159,118   $     216,374,225
                                                   ============================================================
Shares of beneficial interest outstanding
    (unlimited number of shares
    authorized, no par value)                                39,719,777          14,494,302          12,850,047
                                                   ============================================================
Net asset value, redemption price,
    and offering price per share (Note 2)          $              49.06   $           23.81   $           16.84
                                                   ============================================================


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



                                                               THE                  THE              GLOBAL
                                                        COMMUNICATIONS           e-COMMERCE         TECHNOLOGY
                                                              FUND                  FUND               FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
    At acquisition cost                                  $ 344,156,994         $ 268,444,815       $113,430,456
                                                         ======================================================
    At market value (Note 2)                             $ 104,411,882         $ 113,711,467       $ 69,337,528
Cash                                                            34,417                14,664             14,821
Receivable for capital shares sold                              30,255               273,785             27,777
Receivable for securities sold                               1,396,762             3,379,038                 --
Receivables from dividends and interest                        141,124                52,440             41,687
Deferred trustee compensation (Note 5)                          19,688                19,688              9,061
                                                         ------------------------------------------------------
    TOTAL ASSETS                                           106,034,128           117,451,082         69,430,874
                                                         ------------------------------------------------------
LIABILITIES
Payable for capital shares redeemed                            421,280                62,385             62,400
Payable for securities purchased                                    --                    --          1,680,016
Payable to affiliates (Note 4)                                 183,441               186,882            113,109
Payable for trustee compensation                                19,688                19,688              9,061
                                                         ------------------------------------------------------
    TOTAL LIABILITIES                                          624,409               268,955          1,864,586
                                                         ------------------------------------------------------
NET ASSETS                                               $ 105,409,719         $ 117,182,127       $ 67,566,288
                                                         ======================================================

Net assets consist of:
    Paid-in-capital                                      $ 516,880,184         $ 501,060,454       $131,516,608
    Accumulated net investment loss                          (811,329)             (884,135)          (331,471)
    Accumulated net realized losses from
        security transactions                            (170,914,024)         (228,260,844)       (19,524,979)
    Net unrealized depreciation on
        investments                                      (239,745,112)         (154,733,348)       (44,093,870)
                                                         ------------------------------------------------------

NET ASSETS                                               $ 105,409,719         $ 117,182,127       $ 67,566,288
                                                         ======================================================
Shares of beneficial interest outstanding
    (unlimited number of shares
    authorized, no par value)                               24,687,334            31,340,698         12,275,314
                                                         ======================================================
Net asset value, redemption price, and
    offering price per share (Note 2)                          $  4.27               $  3.74            $  5.50
                                                         ======================================================


               SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

              FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)


                                                               TECHNOLOGY          TECHNOLOGY        TECHNOLOGY
                                                                 VALUE               LEADERS         INNOVATORS
                                                                  FUND                FUND              FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest                                              $      3,682,858      $      528,807     $     293,818
    Dividends *                                                  3,149,578             278,183            17,279
    Other income (A)                                               707,289              27,333           302,380
                                                          ------------------------------------------------------
        TOTAL INVESTMENT INCOME                                  7,539,725             834,323           613,477
                                                          ------------------------------------------------------
EXPENSES
    Investment advisory fees (Note 4)                           17,533,364           3,125,619         1,767,025
    Administrative fees (Note 4)                                 3,928,180             879,557           519,707
                                                          ------------------------------------------------------
        TOTAL EXPENSES                                          21,461,544           4,005,176         2,286,732
                                                          ------------------------------------------------------
NET INVESTMENT LOSS                                           (13,921,819)         (3,170,853)       (1,673,255)
                                                          ------------------------------------------------------
REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
    Net realized losses from security
        transactions                                         (675,984,315)         (3,022,204)      (66,627,290)
    Net change in unrealized depreciation
        on investments                                       (403,652,918)       (147,913,796)      (18,491,132)
                                                          ------------------------------------------------------

NET REALIZED AND UNREALIZED
    LOSSES ON INVESTMENTS                                  (1,079,637,233)       (150,936,000)      (85,118,422)
                                                          ------------------------------------------------------

NET DECREASE IN NET ASSETS
    FROM OPERATIONS                                       $(1,093,559,052)      $(154,106,853)     $(86,791,677)
                                                          ======================================================

*   Net of foreign tax withholding                        $       259,069       $      25,311      $       3,049
                                                          ======================================================

(A) Other income includes compensation received for securities loaned.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                                              THE                      THE             GLOBAL
                                                         COMMUNICATIONS            e-COMMERCE        TECHNOLOGY
                                                              FUND                    FUND               FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest                                            $     159,460           $     174,805      $    447,215
    Dividends *                                                32,988                   1,124           139,431
    Other income (A)                                          683,334                 273,333                --
                                                        -------------------------------------------------------
        TOTAL INVESTMENT INCOME                               875,782                 449,262           586,646
                                                        -------------------------------------------------------
EXPENSES
    Investment advisory fees (Note 4)                       1,302,375               1,026,146           709,107
    Administrative fees (Note 4)                              384,736                 307,251           212,732
                                                        -------------------------------------------------------
        TOTAL EXPENSES                                      1,687,111               1,333,397           921,839
                                                        -------------------------------------------------------
NET INVESTMENT LOSS                                          (811,329)               (884,135)         (335,193)
                                                        -------------------------------------------------------

REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
    Net realized losses from security
        transactions                                     (163,231,678)           (188,886,581)      (19,524,979)
    Net change in unrealized appreciation
        (depreciation) on investments                      41,098,169              96,480,355       (25,726,678)
                                                        -------------------------------------------------------

NET REALIZED AND UNREALIZED
    LOSSES ON INVESTMENTS                                (122,133,509)            (92,406,226)      (45,251,657)
                                                        -------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
OPERATIONS                                              $(122,944,838)          $ (93,290,361)     $(45,586,850)
                                                        =======================================================

*   Net of foreign tax withholding                      $       4,498           $          --      $     18,394
                                                        =======================================================


(A) Other income includes compensation received for securities loaned.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

        FOR THE PERIODS ENDED JUNE 30, 2001, AND DECEMBER 31, 2000

                                                                               TECHNOLOGY VALUE FUND

                                                                          SIX MONTHS              YEAR
                                                                             ENDED                ENDED
                                                                            6/30/01             12/31/00
                                                                          (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment loss                                                 $    (13,921,819)      $   (46,495,847)
    Net realized gains (losses) from security transactions                  (675,984,315)          442,813,389
    Net change in unrealized depreciation on investments                    (403,652,918)       (1,449,976,800)
                                                                        ---------------------------------------
Net decrease in net assets from operations                                (1,093,559,052)       (1,053,659,258)
                                                                        ---------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                         --                    --
    From net realized gains                                                            --         (297,957,266)
    In excess of net realized gains                                                    --                    --
                                                                        ---------------------------------------
    Decrease in net assets from distributions to shareholders                          --         (297,957,266)
                                                                        ---------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                                555,557,169         5,568,880,626
    Net asset value of shares issued in reinvestment of
        distributions to shareholders                                                  --          276,872,414
    Payments for shares redeemed (A)                                        (544,248,280)       (2,818,986,466)
                                                                        ---------------------------------------
Net increase in net assets from capital
    share transactions                                                        11,308,889         3,026,766,574
                                                                        ---------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (1,082,250,163)        1,675,150,050

NET ASSETS:

    Beginning of period                                                    3,030,769,282         1,355,619,232
                                                                        ======================================
    End of period                                                       $  1,948,519,119       $ 3,030,769,282
                                                                        ======================================

UNDISTRIBUTED NET INVESTMENT INCOME:                                    $    (13,931,289)      $        (9,470)
                                                                        ======================================

CAPITAL SHARE ACTIVITY:
    Shares sold                                                                8,761,065            48,699,609
    Shares issued in reinvestment of distributions to
        shareholders                                                                   --            3,394,694
    Shares redeemed                                                           (9,816,120)          (26,295,953)
                                                                        ---------------------------------------
    Net increase (decrease) in shares outstanding                             (1,055,055)           25,798,350
    Shares outstanding, beginning of period                                   40,774,832            14,976,482
                                                                        ---------------------------------------
    Shares outstanding, end of period                                         39,719,777            40,774,832
                                                                        ======================================

(A) Net of redemption fees of $3,387,847 and $3,572,667, respectively.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                  TECHNOLOGY LEADERS FUND

                                                                              SIX MONTHS              YEAR
                                                                                 ENDED                ENDED
                                                                                 6/30/01             12/31/00
                                                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment loss                                                    $  (3,170,853)        $ (10,306,127)
    Net realized losses from security transactions                            (3,022,204)          (37,423,324)
    Net change in unrealized depreciation on investments                    (147,913,796)         (197,971,370)
                                                                           ------------------------------------
Net decrease in net assets from operations                                  (154,106,853)         (245,700,821)
                                                                           ------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                         --                    --
    From net realized gains                                                            --             (222,334)
    In excess of net realized gains                                                    --                    --
                                                                           ------------------------------------
    Decrease in net assets from distributions to shareholders                          --             (222,334)
                                                                           ------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                                 76,414,818           989,601,124
    Net asset value of shares issued in reinvestment of
        distributions to shareholders                                                  --              206,176
    Payments for shares redeemed (A)                                         (94,380,200)         (622,241,464)
                                                                           ------------------------------------
Net increase (decrease) in net assets from
    capital share transactions                                               (17,965,382)          367,565,836
                                                                           ------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (172,072,235)          121,642,681
                                                                           ------------------------------------

NET ASSETS:
    Beginning of period                                                      517,231,353           395,588,672
                                                                           ------------------------------------
    End of period                                                          $ 345,159,118         $ 517,231,353
                                                                           ====================================

UNDISTRIBUTED NET INVESTMENT INCOME:                                       $  (3,170,853)        $          --
                                                                           ====================================

CAPITAL SHARE ACTIVITY:
    Shares sold                                                                2,634,599            19,175,536
    Shares issued in reinvestment of distributions to
        shareholders                                                                   --                5,574

    Shares redeemed                                                           (3,423,199)          (12,751,662)
                                                                           ====================================
    Net increase (decrease) in shares outstanding                               (788,600)            6,429,448
    Shares outstanding, beginning of period                                   15,282,902             8,853,454
                                                                           ------------------------------------
    Shares outstanding, end of period                                         14,494,302            15,282,902
                                                                           ====================================

(A) Net of redemption fees of $533,722 and $509,572, respectively.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                TECHNOLOGY INNOVATORS FUND

                                                                             SIX MONTHS              YEAR
                                                                                ENDED                ENDED
                                                                               6/30/01             12/31/00
                                                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment loss                                                     $ (1,673,255)        $ (11,058,937)
    Net realized gains (losses) from security transactions                   (66,627,290)           93,392,278
    Net change in unrealized depreciation
        on investments                                                       (18,491,132)         (348,777,772)
                                                                            -----------------------------------
Net decrease in net assets from operations                                   (86,791,677)         (266,444,431)
                                                                            -----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                         --                    --
    From net realized gains                                                            --          (90,694,453)
    In excess of net realized gains                                                    --                    --
                                                                            -----------------------------------
    Decrease in net assets from distributions to shareholders                          --          (90,694,453)
                                                                            -----------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                                 63,506,996           619,338,228
    Net asset value of shares issued in reinvestment of
        distributions to shareholders                                                  --           84,828,937
    Payments for shares redeemed (A)                                         (60,779,622)         (650,525,771)
                                                                            -----------------------------------
Net increase in net assets from capital
    share transactions                                                         2,727,374            53,641,394
                                                                            -----------------------------------
TOTAL DECREASE IN NET ASSETS                                                 (84,064,303)         (303,497,490)


NET ASSETS:
    Beginning of period                                                      300,438,528           603,936,018
                                                                            -----------------------------------
    End of period                                                           $216,374,225         $ 300,438,528
                                                                            ===================================

UNDISTRIBUTED NET INVESTMENT INCOME:                                        $ (1,674,873)            $  (1,618)
                                                                            ===================================

CAPITAL SHARE ACTIVITY:
    Shares sold                                                                3,368,028            10,126,806
    Shares issued in reinvestment of distributions to
        shareholders                                                                   --            3,219,315
    Shares redeemed                                                           (3,507,071)          (12,593,197)
                                                                            -----------------------------------
    Net increase (decrease) in shares outstanding                               (139,043)              752,924
    Shares outstanding, beginning of period                                   12,989,090            12,236,166
                                                                            -----------------------------------
    Shares outstanding, end of period                                         12,850,047            12,989,090
                                                                            ===================================

(A) Net of redemption fees of $216,432 and $145,872, respectively.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                   THE COMMUNICATIONS FUND

                                                                              SIX MONTHS              YEAR
                                                                                ENDED                ENDED
                                                                               6/30/01             12/31/00
                                                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment loss                                                    $    (811,329)        $  (7,552,229)
    Net realized gains (losses) from security transactions                  (163,231,678)            3,058,969
    Net change in unrealized appreciation
        (depreciation) on investments                                         41,098,169          (313,538,819)
                                                                           ------------------------------------
Net decrease in net assets from operations                                  (122,944,838)         (318,032,079)
                                                                           ------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                         --                    --
    From net realized gains                                                            --           (2,282,632)
    In excess of net realized gains                                                    --                    --
                                                                           ------------------------------------
    Decrease in net assets from distributions to shareholders                          --           (2,282,632)
                                                                           ------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                                 19,388,125           884,622,264
    Net asset value of shares issued in reinvestment of
        distributions to shareholders                                                  --            2,311,594
    Payments for shares redeemed (A)                                         (52,192,565)         (487,615,494)
                                                                           ------------------------------------
Net increase (decrease) in net assets from
    capital share transactions                                               (32,804,440)          399,318,364
                                                                           ------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (155,749,278)           79,003,653

NET ASSETS:
    Beginning of period                                                      261,158,997           182,155,344
                                                                           ------------------------------------
    End of period                                                          $ 105,409,719         $ 261,158,997
                                                                           ====================================

UNDISTRIBUTED NET INVESTMENT INCOME:                                       $    (811,329)        $           --
                                                                           ====================================

CAPITAL SHARE ACTIVITY:
    Shares sold                                                                2,534,803            48,881,903
    Shares issued in reinvestment of distributions to
        shareholders                                                                   --              245,080
    Shares redeemed                                                           (8,642,471)          (30,768,169)
                                                                           ------------------------------------
    Net increase (decrease) in shares outstanding                             (6,107,668)           18,358,814
    Shares outstanding, beginning of period                                   30,795,002            12,436,188
                                                                           ------------------------------------
    Shares outstanding, end of period                                         24,687,334            30,795,002
                                                                           ====================================

(A) Net of redemption fees of $177,099 and $729,018, respectively.

          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                     THE e-COMMERCE FUND

                                                                             SIX MONTHS              YEAR
                                                                                ENDED                ENDED
                                                                               6/30/01             12/31/00
                                                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment loss                                                    $    (884,135)       $   (6,732,444)
    Net realized losses from security transactions                          (188,886,581)          (32,974,416)
    Net change in unrealized appreciation
        (depreciation) on investments                                         96,480,355          (302,828,138)
                                                                           ------------------------------------
Net decrease in net assets from operations                                   (93,290,361)         (342,534,998)
                                                                           ------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                         --              (14,607)
    From net realized gains                                                            --           (1,740,924)
    In excess of net realized gains                                                    --                    --
                                                                           ------------------------------------
    Decrease in net assets from distributions to shareholders                          --           (1,755,531)
                                                                           ------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                                 15,483,501           597,041,880
    Net asset value of shares issued in reinvestment of
        distributions to shareholders                                                  --            1,800,522
    Payments for shares redeemed (A)                                         (21,557,311)         (336,691,133)
                                                                           ------------------------------------
Net increase (decrease) in net assets from
    capital share transactions                                                (6,073,810)          262,151,269
                                                                           ------------------------------------
TOTAL DECREASE IN NET ASSETS                                                 (99,364,171)          (82,139,260)
                                                                           ------------------------------------

NET ASSETS:
    Beginning of period                                                      216,546,298           298,685,558
                                                                           ------------------------------------
    End of period                                                          $ 117,182,127        $  216,546,298
                                                                           ====================================

UNDISTRIBUTED NET INVESTMENT INCOME:                                       $    (884,135)       $            --
                                                                           ====================================

CAPITAL SHARE ACTIVITY:
    Shares sold                                                                3,661,504            39,535,611
    Shares issued in reinvestment of
        distributions to shareholders                                                  --              238,479
    Shares redeemed                                                           (4,986,291)          (27,203,013)
                                                                           ------------------------------------
    Net increase (decrease) in shares outstanding                             (1,324,787)           12,571,077
    Shares outstanding, beginning of period                                   32,665,485            20,094,408
                                                                           ------------------------------------
    Shares outstanding, end of period                                         31,340,698            32,665,485
                                                                           ====================================

(A) Net of redemption fees of $68,626 and $567,997, respectively.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                  GLOBAL TECHNOLOGY FUND

                                                                               SIX MONTHS             PERIOD
                                                                                 ENDED                ENDED
                                                                                6/30/01           12/31/00 (B)
                                                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                           $    (335,193)        $     520,974
    Net realized losses from security transactions                           (19,524,979)                    --
    Net change in unrealized depreciation
        on investments                                                       (25,726,678)          (18,367,192)
                                                                           ------------------------------------
Net decrease in net assets from operations                                   (45,586,850)          (17,846,218)
                                                                           -------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                         --             (484,797)
    From net realized gains                                                            --                    --
    In excess of net realized gains                                                    --                    --
                                                                           ------------------------------------
    Decrease in net assets from distributions to shareholders                          --             (484,797)
                                                                           ------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                                 15,695,935           160,630,050
    Net asset value of shares issued in reinvestment of
        distributions to shareholders                                                  --              477,470
    Payments for shares redeemed (A)                                         (27,832,804)          (17,486,498)
                                                                           ------------------------------------
Net increase (decrease) in net assets from
    capital share transactions                                               (12,136,869)          143,621,022
                                                                           ------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (57,723,719)          125,290,007

NET ASSETS:
    Beginning of period                                                      125,290,007                     --
                                                                           ------------------------------------
    End of period                                                          $  67,566,288         $ 125,290,007
                                                                           ====================================

UNDISTRIBUTED NET INVESTMENT INCOME:                                       $    (331,471)        $       3,722
                                                                           ====================================

CAPITAL SHARE ACTIVITY:
    Shares sold                                                                2,149,513            16,202,949
    Shares issued in reinvestment of
        distributions to shareholders                                                  --               50,958
    Shares redeemed                                                           (4,200,050)           (1,928,056)
                                                                           ------------------------------------
    Net increase (decrease) in shares outstanding                             (2,050,537)           14,325,851
    Shares outstanding, beginning of period                                   14,325,851                     --
                                                                           ------------------------------------
    Shares outstanding, end of period                                         12,275,314            14,325,851
                                                                           ====================================

(A) Net of redemption fees of $365,832 and $219,167, respectively.
(B) Represents the period from the commencement date (September 29, 2000) through December 31, 2000.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS - TECHNOLOGY VALUE FUND

     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                                        SIX MONTHS       YEAR        YEAR         YEAR      YEAR         YEAR
                                          ENDED         ENDED       ENDED        ENDED     ENDED        ENDED
                                         6/30/01      12/31/00    12/31/99     12/31/98   12/31/97     12/31/96
                                      (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning
     of period                         $     74.33    $  90.52    $  32.24     $  26.06   $  26.66      $ 18.44
                                       ------------------------------------------------------------------------

Income from investment operations:
     Net investment loss                    (0.35)      (1.14)      (0.35)       (0.59)     (0.26)       (0.08)
     Net realized and unrealized
        gains (losses) on
        investments                        (25.00)      (7.29)       61.36         6.77       1.90        11.20
                                       ------------------------------------------------------------------------
Total from investment operations           (25.35)      (8.43)       61.01         6.18       1.64        11.12
                                       ------------------------------------------------------------------------

Less distributions:
     Distributions from net
        investment income                       --          --          --           --         --           --
     Distributions from net
        realized gains                          --      (7.86)      (2.71)           --     (1.80)       (2.90)
     Distributions in excess of
        net realized gains                      --          --      (0.02)           --     (0.44)           --
                                       ------------------------------------------------------------------------
Total distributions                             --      (7.86)      (2.73)           --     (2.24)       (2.90)
                                       ------------------------------------------------------------------------
Paid-in capital from redemption
     fees (Note 2)                            0.08        0.10          --           --         --           --
                                       ------------------------------------------------------------------------

Net asset value at end of period       $     49.06    $  74.33    $  90.52    $   32.24   $  26.06   $    26.66
                                       ========================================================================

Total return                           (34.00%)(A)     (9.97%)     190.40%       23.71%      6.46%       60.55%
                                       ========================================================================

Net assets at end of
     period (millions)                 $  1,948.5     $3,030.8    $1,355.6    $   178.1   $  194.4  $      35.1
                                       ========================================================================

Ratio of expenses to average
     net assets                          1.84%(B)        1.83%       1.91%        1.95%      1.93%        1.81%

Ratio of net investment loss to
     average net assets                (1.19%)(B)      (1.29%)     (1.27%)      (1.80%)    (1.43%)      (0.55%)

Portfolio turnover rate                       12%          59%         41%         126%       101%          43%

(A) Not annualized.
(B)  Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS - TECHNOLOGY LEADERS FUND

     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                                               SIX MONTHS      YEAR        YEAR         YEAR           PERIOD
                                                  ENDED       ENDED       ENDED         ENDED           ENDED
                                                 6/30/01     12/31/00    12/31/99     12/31/98       12/31/97(A)
                                               (Unaudited)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning
     of period                              $      33.84     $  44.68      $ 17.94    $  10.07        $  10.00
                                            --------------------------------------------------------------------

Income from investment operations:
     Net investment income (loss)                 (0.22)       (0.67)       (0.17)      (0.09)            0.01
     Net realized and unrealized
        gains (losses) on investments             (9.85)      (10.19)        27.40        7.96            0.06
                                            --------------------------------------------------------------------
Total from investment operations                 (10.07)      (10.86)        27.23        7.87            0.07
                                            --------------------------------------------------------------------

Less distributions:
     Dividends from net investment
        income                                        --           --           --          --              --
     Distributions from net realized
        gains                                         --       (0.01)       (0.49)          --              --
     Distributions in excess of net
        realized gains                                --           --           --          --              --
                                            --------------------------------------------------------------------
Total distributions                                   --       (0.01)       (0.49)          --              --
                                            --------------------------------------------------------------------
Paid-in capital from redemption fees
     (Note 2)                                       0.04         0.03           --          --              --
                                            --------------------------------------------------------------------

Net asset value at end of period            $      23.81     $  33.84      $ 44.68    $  17.94        $  10.07
                                            ====================================================================

Total return                                 (29.64%)(B)     (24.23%)      152.58%      78.15%        0.70%(B)
                                            ====================================================================

Net assets at end of period (millions)      $      345.2     $  517.2      $ 395.6    $   42.8        $    3.6
                                            ====================================================================

Ratio of expenses to average
     net assets                                 1.92%(C)        1.90%        1.94%       1.94%        1.80%(C)

Ratio of net investment income (loss)
     to average net assets                    (1.52%)(C)      (1.44%)      (1.27%)     (1.03%)        1.77%(C)

Portfolio turnover rate                              13%          35%          16%        105%              0%

(A) Represents the period from the commencement date (December 10, 1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS - TECHNOLOGY INNOVATORS FUND

     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                                                         SIX MONTHS        YEAR        YEAR           PERIOD
                                                            ENDED         ENDED       ENDED            ENDED
                                                           6/30/01      12/31/00     12/31/99       12/31/98(A)
                                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 $      23.13    $    49.36     $  16.01      $     10.00
                                                       --------------------------------------------------------

Income from investment operations:
     Net investment loss                                     (0.13)        (0.85)       (0.06)           (0.01)
     Net realized and unrealized gains (losses)
        on investments                                       (6.18)       (16.84)        33.98             6.02
                                                       --------------------------------------------------------
Total from investment operations                             (6.31)       (17.69)        33.92             6.01
                                                       --------------------------------------------------------

Less distributions:
     Dividends from net investment income                        --            --           --               --
     Distributions from net realized gains                       --        (8.55)       (0.57)               --
     Distributions in excess of net realized gains               --            --           --               --
                                                       --------------------------------------------------------
Total distributions                                              --        (8.55)       (0.57)               --
                                                       --------------------------------------------------------
Paid-in capital from redemption fees (Note 2)                  0.02          0.01           --               --
                                                       --------------------------------------------------------

Net asset value at end of period                       $      16.84    $    23.13     $  49.36      $     16.01
                                                       ========================================================

Total return                                            (27.19%)(B)      (37.94%)      212.34%        60.10%(B)
                                                       ========================================================

Net assets at end of period (millions)                 $      216.4    $    300.4     $  603.9      $       6.5
                                                       ========================================================

Ratio of expenses to average net assets                    1.94%(C)         1.90%        1.93%         1.92%(C)

Ratio of net investment loss to average
     net assets                                          (1.42%)(C)       (1.51%)      (0.59%)       (0.59%)(C)

Portfolio turnover rate                                         19%           89%          44%             188%

(A) Represents the period from the commencement date (May 20, 1998) through December 31, 1998.
(B) Not annualized.
(C) Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS - THE COMMUNICATIONS FUND

     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                                                                       SIX MONTHS       YEAR         PERIOD
                                                                           ENDED       ENDED         ENDED
                                                                          6/30/01     12/31/00      12/31/99(A)
                                                                       (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                $      8.48    $   14.65       $    10.00
                                                                      -----------------------------------------

Income from investment operations:
     Net investment loss                                                   (0.03)       (0.25)        (0.00)(B)
     Net realized and unrealized gains (losses)
        on investments                                                     (4.19)       (5.87)             4.65
                                                                      -----------------------------------------
Total from investment operations                                           (4.22)       (6.12)             4.65
                                                                      -----------------------------------------
Less distributions:
     Dividends from net investment income                                      --           --               --
     Distributions from net realized gains                                     --       (0.07)               --
     Distributions in excess of net realized gains                             --           --               --
                                                                      -----------------------------------------
Total distributions                                                            --       (0.07)               --
                                                                      -----------------------------------------
Paid-in capital from redemption fees (Note 2)                                0.01         0.02               --
                                                                      -----------------------------------------

Net asset value at end of period                                      $      4.27    $    8.48       $    14.65
                                                                      =========================================

Total return                                                          (49.65%)(C)     (41.68%)        46.50%(C)
                                                                      =========================================

Net assets at end of period (millions)                                $     105.4    $   261.2       $    182.2
                                                                      =========================================

Ratio of expenses to average net assets                                  1.94%(D)        1.91%         1.95%(D)

Ratio of net investment loss to average net assets                     (0.93%)(D)      (1.43%)       (0.30%)(D)

Portfolio turnover rate                                                       11%          98%               0%

(A) Represents the period from the commencement date (September 30, 1999) through December 31, 1999.
(B) Amount is less than $0.01.
(C) Not annualized.
(D) Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS - THE e-COMMERCE FUND

     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                                                                       SIX MONTHS       YEAR         PERIOD
                                                                           ENDED       ENDED         ENDED
                                                                          6/30/01     12/31/00      12/31/99(A)
                                                                       (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                $      6.63   $    14.86        $   10.00
                                                                      -----------------------------------------

Income from investment operations:
     Net investment income (loss)                                          (0.03)       (0.21)          0.00(B)
     Net realized and unrealized gains (losses)
        on investments                                                     (2.86)       (7.99)             4.86
                                                                      -----------------------------------------
Total from investment operations                                           (2.89)       (8.20)             4.86
                                                                      -----------------------------------------

Less distributions:
     Dividends from net investment income                                      --   (0.00)(B)                --
     Distributions from net realized gains                                     --       (0.05)               --
     Distributions in excess of net realized gains                             --           --               --
                                                                      -----------------------------------------
Total distributions                                                            --       (0.05)               --
                                                                      -----------------------------------------
Paid-in capital from redemption fees (Note 2)                             0.00(B)         0.02               --
                                                                      -----------------------------------------

Net asset value at end of period                                      $      3.74   $     6.63        $   14.86
                                                                      =========================================

Total return                                                          (43.59%)(C)     (55.08%)        48.60%(C)
                                                                      =========================================

Net assets at end of period (millions)                                $     117.2   $    216.5        $   298.7
                                                                      =========================================

Ratio of expenses to average net assets                                  1.95%(D)        1.92%         1.95%(D)

Ratio of net investment income (loss) to average net assets            (1.29%)(D)      (1.44%)         0.05%(D)

Portfolio turnover rate                                                        9%          73%               0%

(A) Represents the period from the commencement date (September 30, 1999) through December 31, 1999.
(B) Amount is less than $0.01.
(C) Not annualized.
(D) Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS - GLOBAL TECHNOLOGY FUND

     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                                                                                   SIX MONTHS         PERIOD
                                                                                       ENDED          ENDED
                                                                                     6/30/01        12/31/00(A)
                                                                                   (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                             $      8.75      $     10.00
                                                                                   ----------------------------

Income from investment operations:
     Net investment income (loss)                                                       (0.03)             0.04
     Net realized and unrealized losses
        on investments                                                                  (3.25)           (1.28)
                                                                                   ----------------------------
Total from investment operations                                                        (3.28)           (1.24)
                                                                                   ----------------------------

Less distributions:
     Dividends from net investment income                                                   --           (0.03)
     Distributions from net realized gains                                                  --               --
     Distributions in excess of net realized gains                                          --               --
                                                                                   ----------------------------
Total distributions                                                                         --           (0.03)
                                                                                   ----------------------------
Paid-in capital from redemption fees (Note 2)                                             0.03             0.02
                                                                                   ----------------------------

Net asset value at end of period                                                   $      5.50      $      8.75
                                                                                   ============================

Total return                                                                       (37.14%)(B)      (12.18%)(B)
                                                                                   ============================

Net assets at end of period (millions)                                             $      67.6      $     125.3
                                                                                   ============================

Ratio of expenses to average net assets                                               1.95%(C)         1.95%(C)

Ratio of net investment income (loss) to average net assets                         (0.71%)(C)         1.66%(C)

Portfolio turnover rate                                                                    24%               0%

(A) Represents the period from the commencement date (September 29, 2000) through December 31, 2000.
(B)  Not annualized.
(C)  Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                       JUNE 30, 2001 (UNAUDITED)

1. Organization

Each of Technology Value Fund, Technology Leaders Fund, Technology Innovators Fund, The Communications Fund, The e-Commerce Fund, and Global Technology Fund (the "Funds") is a non-diversified series of Firsthand Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on November 8, 1993. The commencement date for each Fund (the date on which a net asset value was first determined for that Fund) is as follows:

                     FUND                       COMMENCEMENT DATE
            --------------------------          ------------------
            Technology Value Fund               May 20, 1994*
            Technology Leaders Fund             December 10, 1997
            Technology Innovators Fund          May 20, 1998
            The Communications Fund             September 30, 1999
            The e-Commerce Fund                 September 30, 1999
            Global Technology Fund              September 29, 2000

* Technology Value Fund commenced operations on May 20, 1994; the SEC effective date for the Fund is December 15, 1994.

Each Fund's investment objective is long-term growth of capital.

Technology Value Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of high-technology companies, both domestic and foreign, that Firsthand Capital Management, Inc. (formerly Interactive Research Advisers, Inc.) (the "Investment Adviser") believes are undervalued and have potential for capital appreciation.

Technology Leaders Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of high-technology companies, both domestic and foreign, that the Investment Adviser believes hold dominant competitive positions in high-growth industries.

Technology Innovators Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of high-technology companies, both domestic and foreign, that the Investment Adviser considers to be best positioned to introduce "breakthrough" products in the fastest growing markets within the technology sector.

The Communications Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of communications companies, both domestic and foreign, that the Investment Adviser considers to be best positioned to benefit significantly from the growth in worldwide demand for communications products and services.

The e-Commerce Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities, both domestic and foreign, of companies that provide the products, services, and technologies to facilitate the growth of electronic commerce.

Global Technology Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of high-technology companies, both domestic and foreign, that the Investment Adviser considers best positioned to benefit significantly from the adoption of new technologies worldwide.

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- A Fund's portfolio of securities is valued as follows:

    1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued at their last reported sale price as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. eastern time). If a security is not traded that day, the security will be valued at its most recent bid price.

    2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

    3. Securities traded both over-the-counter and on a stock exchange are valued according to the broadest and most representative market.

    4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

Share valuation -- The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund's net asset value per share. Each Fund charges a 2% redemption fee on shares redeemed or exchanged within 180 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily net asset value ("NAV") calculation.

Repurchase agreements -- Repurchase agreements, which must be secured with collateral of a credit quality at least equal to a Fund's investment criteria for its portfolio securities, are valued at cost, which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. In the event of bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities and losses.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Loans of portfolio securities -- Each Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes a Fund to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or

(iii) a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. government obligations, with the Funds' custodian in an amount equal to or greater than the market value of the loaned securities. Each Fund will limit the amount of its loans of portfolio securities to no more than 30% of its total assets.

At June 30, 2001, Technology Value Fund, Technology Leaders Fund, Technology Innovators Fund, The Communications Fund, and The e-Commerce Fund had securities valued at $21,453,500, $1,664,130, $19,721,337, $9,687,162, and $506,751,
respectively, on loan to brokers. For collateral, each fund received U.S. government securities valued at $21,029,704, $1,643,476, $20,849,092,
$10,021,870, and $647,490, respectively.

Foreign securities -- Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

Distributions to shareholders -- Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Service Code of 1986, as amended (the "Code"). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 2001.

                         TECHNOLOGY         TECHNOLOGY        TECHNOLOGY            THE                THE             GLOBAL
                            VALUE             LEADERS         INNOVATORS       COMMUNICATIONS      e-COMMERCE        TECHNOLOGY
                            FUND               FUND              FUND               FUND              FUND              FUND
GROSS UNREALIZED
  APPRECIATION        $    109,836,338    $   12,817,090    $   18,445,160    $       781,736    $    3,098,895    $    2,313,534

GROSS UNREALIZED
  DEPRECIATION         (1,474,214,507)     (209,024,831)     (203,222,362)      (241,036,601)     (157,832,243)      (46,406,462)
                      -----------------------------------------------------------------------------------------------------------

NET UNREALIZED
  DEPRECIATION        $(1,364,378,169)    $(196,207,741)    $(184,777,202)    $ (240,254,865)    $(154,733,348)    $ (44,092,928)
                      ===========================================================================================================

FEDERAL INCOME
  TAX COST            $  3,296,211,117    $  533,374,720    $  401,429,011    $   344,666,747    $  268,444,815    $  113,430,456
                      ===========================================================================================================

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations. As of December 31, 2000, Technology Leaders Fund had capital loss carryforwards for federal income tax purposes of $7,699,026, which expire on December 31, 2008. Technology Leaders Fund, Technology Innovators Fund, The Communications Fund, and The e-Commerce Fund realized net capital losses of $29,299,059, $42,018,576, $7,172,593, and
$39,374,169, respectively, during the period from November 1, 2000, through December 31, 2000, which are treated for federal income tax purposes as arising in the tax year ending December 31, 2001. Technology Value Fund and Technology Innovators Fund realized net currency losses of $9,470 and $1,618, respectively, during the period from November 1, 2000, through December 31, 2000, which are treated for federal income tax purposes as arising in the tax year ending December 31, 2001.

3. Investment Transactions

Investment transactions (excluding short-term investments) were as follows for the period ended June 30, 2001.

                            TECHNOLOGY         TECHNOLOGY        TECHNOLOGY            THE                THE             GLOBAL
                               VALUE             LEADERS         INNOVATORS       COMMUNICATIONS      e-COMMERCE        TECHNOLOGY
                               FUND               FUND              FUND               FUND              FUND              FUND
PURCHASE OF
  INVESTMENT SECURITIES  $  257,134,706      $  49,991,883      $  43,918,762     $   19,038,473     $ 12,571,768      $ 19,578,618
                         ===========================================================================================================

PROCEEDS FROM SALES
  AND MATURITIES OF
  INVESTMENT SECURITIES  $  705,021,286      $ 101,015,963      $  61,034,576     $   67,325,876     $ 46,615,461      $ 17,799,923
                         ===========================================================================================================

4. Investment Advisory and Administration Agreements

Certain trustees and officers of the Trust are also officers of the Investment Adviser, or State Street Bank and Trust Company ("State Street"), which is the sub-administrator, shareholder servicing and transfer agent, investment accounting agent, and custodian for the Trust.

INVESTMENT ADVISORY AGREEMENT

Each Fund's investments are managed by the Investment Adviser pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund's investment objectives, policies, and limitations. The Investment Adviser is responsible for
(i) compensation of any of the Fund's trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser's personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of a Fund to the extent necessary to limit a Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENT

The Trust has entered into a separate Administration Agreement with the Investment Adviser. This agreement obligates the Investment Adviser to provide administrative and general supervisory services to each Fund (the
"Administration Agreement").

Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has also assumed responsibility for full payment of each Fund's operating expenses except for independent trustees' compensation, brokerage and commission expenses, litigation costs, and any extraordinary and non-recurring expenses.

For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Investment Adviser has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street"). Under this agreement, the Investment Adviser (not the Funds) pays to State Street the fees for the administrative services provided by State Street.

5. Deferred Trustees Compensation Agreement

Effective October 11, 2000, the Trust entered into a deferred compensation agreement with the independent trustees of the Trust.

Under the deferred trustees compensation agreement, each independent trustee may elect to defer some or all of his trustee fees. Each independent trustee is paid an annual retainer of $24,000, $6,000 for each regular meeting attended in person, and $1,000 for each special meeting attended by telephone. Deferred fees may be deemed invested in the Firsthand Funds selected by each independent trustee on a tax-deferred basis and deferred fees (and the income, gains, and losses credited during the deferral period) are payable at least two years after deferral date. Upon payment of any deferred fees (and the income, gains, and losses credited during the deferral period), each Fund will expense its pro rata share of those fees.

6. Investments in Affiliates and Restricted Securities

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in affiliates, if any, for the period ended June 30, 2001, is noted below:

                                                 SHARE ACTIVITY
                                  --------------------------------------------------
                                                                                                         MARKET
                                   BALANCE                                  BALANCE      REALIZED         VALUE        ACQUISITION
        AFFILIATE                  12/31/00     PURCHASES     SALES         6/30/01        LOSS          6/30/01           COST
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY VALUE FUND
P-Com, Inc.                        7,627,500    1,024,000           --     8,651,500              --   $ 4,758,325    $ 73,210,804
NETsilicon, Inc.                     603,800           --           --       603,800              --     2,868,050       8,930,942
DMC Stratex Networks, Inc.         5,667,000           --           --     5,667,000              --    56,670,000     165,950,219
Concord Communications, Inc.       1,269,000           --           --     1,269,000              --    11,421,000      51,584,926
Legato Systems, Inc.               5,981,000           --    1,000,000     4,981,000   $(44,088,413)    79,446,950     169,629,863
Globix Corp.                       2,257,700           --           --     2,257,700              --     4,537,977      44,241,623
Zoran Corp.                          887,000           --           --       887,000              --    26,361,640      22,782,545

TECHNOLOGY
INNOVATORS FUND
NETsilicon, Inc.                     600,000           --           --       600,000              --     2,850,000       7,414,205
NHC Communications, Inc.           1,113,100           --           --     1,113,100              --     1,995,013       7,734,579

THE e-COMMERCE FUND
Pervasive Software, Inc.           1,417,500           --           --     1,417,500              --     2,069,550      21,673,299
ePlus, Inc.                          726,100           --           --       726,100              --     7,653,094      24,976,565

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. As of June 30, 2001, the Funds were invested in the following restricted securities:

         FUND                        SECURITY                ACQUISITION DATE     SHARES        COST          VALUE     % NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Technology Value Fund         Celox Networks, Inc.             April 17, 2001   13,812,153   14,999,998    14,999,998       0.77%

Technology Innovators Fund    Clarisay, Inc.                 January 24, 2001    2,861,519    2,618,290     2,618,290       1.21%
                              Centerpoint Broadband
                              Technology, Inc. - Class D     October 24, 2000       27,092      292,052        87,615       0.04%
                              Cielo Communications,
                              Inc. - Class C                November 16, 1999      571,428    1,999,998       771,428       0.36%
                              Cielo Communications,
                              Inc. - Class C                December 22, 1999      271,429      950,002       366,429       0.17%
                              Implant Center, Inc.          February 23, 2001    1,500,000    3,000,000     3,000,000       1.39%
                              Luminous Networks, Inc.            May 31, 2001    1,522,719    3,183,701     3,183,701       1.47%
                              LuxN, Inc. - Class E          December 20, 2000      336,544    4,812,579     2,406,290       1.11%
                              Micro Photonix
                              Intergration Corp. - Class C      June 21, 2000      348,360    2,199,998       879,999       0.41%
                              Silicon Genesis Corp.             March 8, 2001      466,670    3,248,023     3,248,023       1.50%

The Communications Fund       Clarisay, Inc.                 January 24, 2001    2,605,306    2,383,855     2,383,855       2.26%
                              Centerpoint Broadband
                              Technology, Inc. - CLASS D     October 24, 2000       19,290      207,946        62,384       0.06%
                              Luminous Networks, Inc.            May 31, 2001      868,710    1,816,299     1,816,299       1.72%
                              LuxN, Inc. - Class E          December 20, 2000      362,757    5,187,425     2,593,712       2.46%
                              Micro Photonix Intergration
                              Corp. - Class C                   June 21, 2000      285,022    1,800,000       719,999       0.68%

7. Risks

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in each Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed each Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

FIRSTHAND FUNDS
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675
www.firsthandfunds.com


INVESTMENT ADVISER
Firsthand Capital Management, Inc.
125 South Market
Suite 1200
San Jose, CA 95113


UNDERWRITER
ALPS Distributors, Inc.
370 17th Street
Suite 3100
Denver, CO 80202


TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675







The Dow Jones Industrial Average (DJIA) is a group of 30 stocks tracked by the Dow Jones Company. The Nasdaq Composite Index (Nasdaq) is a capitalization-weighted index of all common stocks listed with Nasdaq. The Standard & Poor's 500 Index (S&P 500) is a market-weighted index of 500 stocks of well-established companies. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance. The Lipper Science & Technology Fund Index includes the largest ten mutual funds in the group which, by prospectus or portfolio practice, invest at least 65% of their equity portfolios in science and technology stocks.

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more information regarding any of the Funds, including charges and expenses, visit our website at www.firsthandfunds.com or call 1.888.884.2675 for a free prospectus. Please read it carefully before you invest or send money.

FIRSTHAND FUNDS